As filed with the Securities and Exchange Commission on December 10, 1997

                                               Securities Act File No. 333-37569
                                        Investment Company Act File No. 811-5495

================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)



|X|      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

|X|      Pre-Effective Amendment No. 1

| |      Post-Effective Amendment No. __

                  and

|X|      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

|X|      Amendment No.  8

                              --------------------

                            CIGNA HIGH INCOME SHARES
                Exact Name of Registrant as Specified in Charter

           950 WINTER STREET, SUITE 1200, WALTHAM, MASSACHUSETTS 02154
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (860) 726-3700
               Registrant's Telephone Number, including Area Code

                              ALFRED A. BINGHAM III
                          950 WINTER STREET, SUITE 1200
                          WALTHAM, MASSACHUSETTS 02154
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                                 WITH COPIES TO:

                           GEOFFREY R.T. KENYON, ESQ.
                             GOODWIN, PROCTER & HOAR
                                 EXCHANGE PLACE
                           BOSTON, MASSACHUSETTS 02109

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===================================================================================================================================
                                                            Proposed Maximum            Proposed Maximum           Amount of
 Title of Securities Being    Amount Being Registered      Offering Price Per              Aggregate           Registration Fee
         Registered                                             Share(1)               Offering Price (1)             (1)
-----------------------------------------------------------------------------------------------------------------------------------

Shares of Beneficial Interest        12,600,000                   $7.99                   $100,674,000              $30,508(2)
     without par value

==================================================================================================================================



(1) Estimated pursuant to Rule 457(d) under the Securities Act of 1933, as amended, on the basis of net asset value per share on December 19, 1997.
(2)      Previously paid.


         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                            CIGNA HIGH INCOME SHARES

                                    FORM N-2

                              CROSS REFERENCE SHEET

         ITEM NUMBER OF CAPTION               LOCATION OR HEADING IN PROSPECTUS
         ----------------------               ---------------------------------

Parts A and B
-------------

  1.  Outside Front Cover.....................      Outside Front Cover Page

  2.  Inside Front and Outside
      Back Cover Page.........................      Inside Front Cover Page

  3.  Fee Table and Synopsis..................      Expense Information;
                                                    Prospectus Summary

  4.  Financial Highlights....................      Financial Highlights

  5.  Plan of Distribution ...................      Not applicable

  6.  Selling Shareholders....................      Not applicable

  7.  Use of Proceeds.........................      The Offer; The Fund;
                                                    Investment Objectives and
                                                    Policies

  8.  General Description of the Registrant...      Cover Page; The Fund;
                                                    Investment Objectives and
                                                    Policies; Risk Factors
                                                    and Special
                                                    Considerations;
                                                    Management of the Fund

  9.  Management..............................      The Fund; Management of
                                                    the Fund; Custodian
                                                    Transfer Agent; Dividend
                                                    and Distributions;
                                                    Dividend Reinvestment
                                                    Plan; Portfolio Trading;
                                                    Inside Front Cover Page

 10.  Capital Stock, Long-Term Debt,
        and Other Securities..................      Description of Shares;
                                                    Dividends and
                                                    Distributions; Dividend
                                                    Reinvestment Plan;
                                                    Taxation

 11.  Defaults and Arrears on Senior
        Securities............................      Not applicable

 12.  Legal Proceedings.......................      Not applicable

 13.  Table of Contents of the Statement
        of Additional Information.............      Not applicable

 14.  Cover Page..............................      Not applicable

 15.  Table of Contents.......................      Not applicable

 16.  General Information and History.........      Not applicable

 17.  Investment Objective and Policies.......      Cover Page; The Fund;
                                                    Investment Objectives and
                                                    Policies; Risk Factors
                                                    and Special
                                                    Considerations

 18.  Management..............................      Management of the Fund

 19.  Control Persons and Principal Holders
        of Securities.........................      Management of the Fund;
                                                    Certain Owners of Record

 20.  Investment Advisory and Other Services..      The Offer; The Fund;
                                                    Management of the Fund

 21.  Brokerage Allocation and Other Practices      Management of the Fund

 22.  Tax Status..............................      Dividends and Distributions;
                                                    Dividend Reinvestment Plan;
                                                    Taxation

 23.  Financial Statements....................      Financial Statements

Part C
------
         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Post-Effective Amendment to Registration Statement.



                                      (ii)

                                     PART A
                                     ------


                                   PROSPECTUS

================================================================================

================================================================================


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS ! PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE CIGNA HIGH INCOME SHARES UNLAWFUL.


                  ____________________



                    TABLE OF CONTENTS
                                         Page
                                         ----

Prospectus Summary
Expense Information
Financial Highlights
Net Asset Value and Market Price
   Information
The Offer
Use of Proceeds
The Fund
Investment Objectives and Policies
Investment Restrictions
Risk Factors and Special Consideration
Management of Fund
Portfolio Trading
Determination of Total Asset Value
   and Net Asset Value
Dividends and Distributions; Dividends
   Reinvestment Plan
Taxation
Certain Owners of Record
Conversion to Open -End Status
Description of Shares
Custodian and Transfer Agent
Reports to Shareholders
Certain Legal Matters
Financial Statements
Available Information
Index to Financial Statements
Financial Statements Included in Prospectus
Appendix

================================================================================

================================================================================

================================================================================


   [CIGNA TREE LOGO APPEARS HERE]


     CIGNA HIGH INCOME SHARES

    12,495,667 COMMON SHARES
    ISSUABLE UPON EXERCISE OF
   NON-TRANSFERABLE RIGHTS TO
SUBSCRIBE FOR SUCH COMMON SHARES










      _____________________

           PROSPECTUS
        DECEMBER 26, 1997

      _____________________





















==============================================

[THE FOLLOWING PARAGRAPH APPEARS HORIZONTALLY ACROSS THE LEFT MARGIN OF THE
PAGE]

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell nor the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                 SUBJECT TO COMPLETION, DATED DECEMBER 10 , 1997

                            CIGNA HIGH INCOME SHARES

       12,495,667 COMMON SHARES ISSUABLE UPON EXERCISE OF NON-TRANSFERABLE
                   RIGHTS TO SUBSCRIBE FOR SUCH COMMON SHARES

        CIGNA High Income Shares (the "Fund") is issuing to its shareholders of record as of the close of business on DECEMBER 26, 1997 rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 12,495,667 shares of beneficial interest of the Fund ("Common Shares") at the rate of one Common Share for every three Rights held (the "Offer"). Shareholders of record will receive one non-transferable Right for each Common Share beneficially owned and shareholders who fully exercise their Rights will be entitled to subscribe for additional Common Shares not subscribed for by other shareholders. Fractional shares will not be issued upon the exercise of Rights; accordingly, shareholders who receive, or are left with, fewer than three Rights will not be able to exercise such Rights. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE WILL BE THE NET ASSET VALUE PER SHARE OF THE FUND'S COMMON SHARES AT THE CLOSE OF BUSINESS OF THE NEW YORK STOCK EXCHANGE ON JANUARY 23, 1998. THE OFFER WILL EXPIRE AT 5:00 P.M. EASTERN TIME ON JANUARY 23, 1998.


     The Fund is a closed-end diversified management investment company. Its primary investment objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high-yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. HIGH -YIELD, HIGH RISK SECURITIES ARE REGARDED BY RATING AGENCIES AS PREDOMINANTLY SPECULATIVE WITH RESPECT TO CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL. INVESTMENT IN SUCH SECURITIES AND IN THE FUND ENTAILS SIGNIFICANT AND SUBSTANTIAL RISKS, WHICH ARE INCREASED BY THE FUND'S LEVERAGED CAPITAL STRUCTURE, AND NO ASSURANCE CAN BE GIVEN THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES. SEE "INVESTMENT OBJECTIVES AND POLICIES" AND "RISK FACTORS AND SPECIAL CONSIDERATIONS--HIGH YIELD, HIGH RISK INVESTMENTS." Subsequent to this Offer, the Fund expects to incur additional indebtedness to enable the Fund to maintain approximately its current leverage ratio after the issuance of the Common Shares upon exercise of the Rights. See "Risk Factors and Special Considerations--Leverage."


        As a result of the terms of the Offer, shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Furthermore, the securities in which the Fund invests are generally traded in the over -the -counter market and are valued at the most recent bid price. A bid price reflects the price at which a security could be sold, and tends to be slightly lower than the asked price, which reflects the price at which a security could be purchased. Thus, the Fund's net asset value (which is based on the bid prices of the Fund's portfolio securities) is generally less than the aggregate replacement cost of the Fund's portfolio securities, since the replacement cost would be at the asked price, and some dilution may occur as a result of the Offer. Some additional dilution of the aggregate net asset value of the Common Shares presently owned by the shareholders will occur as a result of the Offer because of expenses of the Offer. See "The Offer--Investment Considerations."


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
           AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
   PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

=============================================================================================================================
                                                         Estimated                                       Estimated Proceeds
                                                   Subscription Price (1)          Sales Load              to Fund (2)(3)

------------------------------------------------------------------------------------------------------------------------------
Per Share .................................................$7.99                      $ 0                       $7.96
Total(4).................................................$99,840,379                  $ 0                    $99,465,509
=============================================================================================================================



(1) This is an estimated price. The actual Subscription Price will be the net asset value per Common Share on JANUARY 23, 1998
(2) Reflects deduction of offering expenses incurred by the Fund, estimated at $426,000. Based on Estimated Subscription Price.
(3) Funds received by the Subscription Agent will be deposited into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending allotment pursuant to the over -subscription privilege described herein and confirmation of acquisition of Common Shares. Interest on such Funds is not reflected.
(4) Assumes all Rights are exercised at the estimated Subscription Price.

                              ---------------------
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING AND SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.


                 The date of this Prospectus is DECEMBER 26, 1997.

                               ----------------
                                        1

        The Fund announced the Offer before the opening of trading on the New York Stock Exchange on October 9, 1997. The net asset values per Common Share at the time of such announcement and on DECEMBER 19, 1997 were $7.99 (based on net asset value at the close of business on October 3, 1997) and $_____, respectively, and the closing market prices of a Common Share of the Fund on such Exchange on October 3, 1997, and DECEMBER 19, 1997 were $9.4375 and $_____, respectively. The Common Shares of the Fund are listed and traded on the New York Stock Exchange under the symbol "HIS."


                                ----------------


         The Fund's address is 950 Winter Street, Suite 1200, Waltham, Massachusetts 02154. For information please call the Fund's Information Agent at (800) 248-2915. The Fund's investment adviser is CIGNA Investments, Inc. (the "Adviser" or "CII"), an indirect, wholly-owned subsidiary of CIGNA Corporation.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY

        The Following Summary Is Qualified In Its Entirety By Reference To The More Detailed Information Included Elsewhere In This Prospectus.


                                    THE OFFER


        The Fund is issuing to its shareholders of record as of the close of business on December 26, 1997 (the "Record Date") rights (the "Rights") entitling the holders thereof to subscribe for an aggregate of 12,495,667 common shares of beneficial interest (the "Common Shares") of the Fund (the "Offer"). Shareholders of record will receive one non-transferable Right for each Common Share beneficially owned on the Record Date. The Rights entitle the holder to acquire at the Subscription Price (as hereinafter defined) one additional Common Share for every three Rights held. Thus, if a shareholder owns 300 Common Shares on the Record Date, such shareholder will receive Rights to purchase 100 additional Common Shares. Rights may be exercised at any time during the Subscription Period, which commences on December 26, 1997 and ends at 5:00 p.m. Eastern time, on January 23, 1998 (the "Expiration Date"). Fractional shares will not be issued upon the exercise of Rights; accordingly, shareholders who receive, or are left with, fewer than three Rights will not be able to exercise such Rights. The Rights are non-transferable. Therefore, only the underlying Common Shares, and not the Rights, will be admitted for trading on the New York Stock Exchange (the "NYSE").

        Over Subscription Privilege. In addition, any shareholder who fully exercises all Rights issued to such shareholder (other than those Rights which cannot be exercised because they represent the right to acquire less than one Common Share) will be entitled to subscribe for additional Common Shares not subscribed for by other shareholders (the "Over-Subscription Privilege"). Common Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege." For purposes of determining the number of Shares a holder may acquire pursuant to the Offer, shareholders whose shares are held of record on the Record Date by Cede & Co., nominee for Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede & Co. or such other depository or nominee.

     Subscription Price. The Subscription Price per Common Share will be the net asset value per Common Share on JANUARY 23, 1998, the Expiration Date. Because the Subscription Price will not be determined until the close of business on the Expiration Date, shareholders who decide to acquire additional Common Shares will not know, when they make such decision, the purchase price for such Common Shares and will be required initially to pay for such additional Common Shares at the estimated Subscription Price of $__.__


        Exercising Rights. Rights may be exercised by completing and executing the enclosed Exercise Form and mailing it, together with payment, to State Street Bank and Trust Company, the Subscription Agent. Alternatively, a shareholder may exercise Rights by completing and executing a Notice of Guaranteed Delivery and delivering it to the Subscription Agent. The Notice of Guaranteed Delivery must be executed by a commercial bank or trust company having an office, branch or agency in the United States or a New York Stock Exchange member firm, and must guarantee delivery of (a) payment of the full Subscription Price and (b) a properly completed and executed Exercise Form. Shareholders must return the Exercise Form or Notice of Guaranteed Delivery to the Subscription Agent in a manner that ensures delivery prior to 5:00 p.m., Eastern Time, on the Expiration Date. CHECKS MUST ACTUALLY CLEAR BY 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE IN ORDER FOR RIGHTS TO BE EXERCISED. A SHAREHOLDER EXERCISING RIGHTS WILL HAVE NO RIGHT TO RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT OR A NOTICE OF GUARANTEED DELIVERY. There is no minimum number of Rights which must be exercised in order for the Offer to close. For further information regarding the exercise of Rights and the purchase of Shares see "The Offer--Method of Exercise of Rights" and "The Offer--Payment for Shares."


        Purpose of the Offer. The Offer seeks to reward existing shareholders of the Fund by giving them the opportunity to purchase additional Common Shares at a price equal to net asset value (which generally has been below market value) without paying a brokerage commission. The Board of Trustees of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment. In reaching its decision, the Board of Trustees of the Fund was advised by the Fund's investment

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
adviser, CIGNA Investments, Inc. (the "Adviser" or "CII"), that an increase in the assets of the Fund would permit the acquisition of new portfolio securities while retaining longer -term investments that the Adviser believes should be held, allow greater diversification of portfolio securities, afford opportunities for the purchase and sale of portfolios securities in potentially larger blocks and thus on potentially better terms, and otherwise enable the Fund to take fuller advantage of investment opportunities. Increasing the size of the Fund should also result in lowering its total expenses as a percentage of average net assets and may increase liquidity on the NYSE, although there can be no assurance that such will be the results. The Board of Trustees also considered the potential dilutive effect of the Offer. See "Prospectus Summary -- Risk Factors and Special Consideration --Dilution." The Board of Trustees also noted that the Fund's investment adviser, CIGNA Investment, Inc. (the "Adviser" or "CII") would benefit from the Offer because its fee is a percentage of the Fund's total assets.

     Maintenance of Leverage Ratio. The Adviser presently intends to cause the Fund to maintain its leverage ratio between approximately 24% (the current level) and 30% of total Fund assets. In order to do so, the Fund intends to increase its borrowings under a Revolving Credit Loan Agreement with PNC Bank, National Association (for itself and as agent for other lenders named therein "PNC Bank"). In the event that all of the Common Shares offered hereby are not subscribed for, the amount of additional indebtedness ultimately incurred by the Fund will be reduced in order to maintain the Fund's leverage ratio between 24% (the current level) and 30% of total Fund assets. See "Prospectus Summary--Risk Factors and Special Considerations" and "Risk Factors and Special Considerations--Leverage."

        Monthly Dividends. The first regular monthly dividend to be paid on Common Shares acquired upon the exercise of Rights will be the first monthly dividend the record date for which occurs after the issuance of such Common Shares following the Expiration Date. It is expected that the first dividend received by shareholders with respect to additional Common Shares acquired in this Offer will be declared on approximately February 27, 1998 and paid on approximately March 10, 1998.

--------------------------------------------------------------------------------
                                        4

--------------------------------------------------------------------------------
       SHAREHOLDER INQUIRIES SHOULD BE DIRECTED TO THE INFORMATION AGENT:


                     Corporate Investor Communications, Inc.
                     111 Commerce Road
                     Carlstadt, NJ  07072-2586
                     (800)  248-2915


        Shareholders may also contact their brokers or nominees for information with respect to the Offer.

IMPORTANT TERMS OF THE OFFERING


    December 19, 1997 market price per Common Share..........   $_________
    December 19, 1997 net asset value per Common Share.......   $_________
    Estimated Subscription Price.............................   $_________

    Common Shares outstanding at  December 19, 1997..........   37,487,000
    Non-Transferable Rights issued...........................   37,487,000
    Subscription ratio.......................................   3 Rights to buy
                                                                  1 Common Share
    Maximum number of Common Shares to be issued.............   12,495,667


HOW TO EXERCISE RIGHTS

               o If your Common Shares are held in a brokerage account or by a custodian bank, contact your broker or financial adviser to exercise Rights on your behalf.

               o  If you are the record holder of Common Shares,

                  (1) Complete, sign and date the Exercise Form.


                  (2) Make your  check  or  money  order payable to  CIGNA  HIGH
                      Income Shares for $_________ for each Common Share subscribed for, including any Common Shares subscribed for pursuant to Over-Subscription Privilege. This payment may be more or less than the actual Subscription Price. Additional payment may be required when the actual Subscription Price is determined.

                   (3) Mail the  Exercise  Form and your payment in the enclosed envelope to State Street Bank and Trust Company in a manner that will ensure receipt and clearance of payment prior to 5:00 p.m. on January 23, 1998.


IMPORTANT DATES TO REMEMBER


         Record Date                                         December 26, 1997
         Subscription Period                                 December 26, 1997 -
                                                               January 23, 1998
         Expiration Date (Exercise Forms and  payment
           or Notices of Guaranteed Delivery Due) and
            determination of actual Subscription Price       January 23, 1998
         Delivery of Exercise Forms and payment
           pursuant to Notices of Guaranteed Delivery        January 28, 1998
         Confirmation Date                                   January 30, 1998
         Final Payment for Common Shares, if Applicable      Not later than
                                                               February 13, 1998

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    THE FUND


        The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Massachusetts business trust on October 27, 1987 and commenced operations on August 10, 1988. The Fund's outstanding Common Shares are listed and traded on the NYSE under the symbol "HIS." The average weekly trading volume of the Common Shares on the NYSE during the Fund's three quarters ended September 30, 1997 was approximately 209,962 shares. As of NOVEMBER 28, 1997, the Fund had 37,438,879 Common Shares outstanding and net assets of the Fund were $295,394,311.

        The Adviser has been the investment adviser to the Fund since the Fund's organization. Pursuant to an Investment Advisory Agreement, the Fund employs the Adviser to manage the investment and reinvestment of the assets of the Fund, subject to the control and periodic review of the Fund's Board of Trustees. The Adviser is also responsible for overall management of the business affairs of the Fund. For these services provided by the Adviser, pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee in an amount equal to 0.75% per annum of the Fund's average weekly total asset value not in excess of $200,000,000 and 0.50% per annum of the Fund's average weekly total asset value over $200,000,000. As a percentage of average annual net assets, such fee is presently 0.83% per annum. See Management of the Fund-Investment Advisory Agreement. The Adviser also serves as investment adviser for other investment companies, including investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. As of September 30, 1997, the Adviser and other companies affiliated with CIGNA Corporation had approximately $70 billion under management.

        The Adviser seeks to achieve the Fund's investment objectives by investing the assets of the Fund primarily in high-yield, high risk fixed-income securities rated in the medium to lower categories by nationally recognized rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation) or non-rated securities which in the Adviser's opinion are of comparable quality. These securities are commonly referred to as "junk bonds." Securities purchased by the Fund will be subject to the following principal speculative factors: interest rate risk, which is the potential for a decline in the prices of fixed-income securities resulting from rising interest rates; credit risk, which is the possibility that an issuer will fail to make timely payments of interest or principal; event risk, which is the possibility that corporate securities will suffer or decline in credit quality and market value when the issuer undergoes a corporate restructuring. The special considerations associated with the Fund's investment in high-yield, high risk securities and the Fund's ability to leverage its portfolio are discussed below under Prospectus Summary-Risk Factors and Special Considerations, Investment Objectives and Policies, Risk Factors and Special Considerations-Leverage and Risk Factors and Special Considerations-High-Yield, High Risk Investments.


        The Fund may also invest in foreign securities, which may involve greater risks than those associated with investing in domestic securities, such as foreign currency exchange fluctuations, foreign income taxes, the possibility of governmental expropriation or confiscatory taxation, limitations on the removal of assets, less publicly available information, different standards or practices of auditing and accounting, less governmental supervision and regulation of foreign markets, and higher transaction and custodian fees. In addition, the Fund may invest in securities that lack an established secondary trading market or may otherwise be considered illiquid. Illiquid securities may trade at a discount from, and may be more difficult to dispose of and more volatile than, comparable investments with greater liquidity. The Fund may also from time to time employ certain investment techniques, including financial futures contracts, lending portfolio securities, "when issued" securities and repurchase agreements, which may involve additional risks. See Investment Objectives and Policies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

        THE FOLLOWING SUMMARIZES CERTAIN MATTERS THAT SHOULD BE CONSIDERED, AMONG OTHERS, IN CONNECTION WITH THE OFFER.


        Dilution. As a result of the terms of the Offer, shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Furthermore, the securities in which the Fund invests are generally traded in the over -the counter market and are valued at the most recent bid price. A bid price reflects the price at which a security could be sold, and tends to be slightly lower than the asked price, which reflects the price at which a security could be purchased. Thus, the Fund's net asset value (which is based on the bid prices of the fund's portfolio securities) is generally less than the aggregate replacement cost of the Fund's portfolio securities, since the replacement cost would be at the asked price, and some dilution may occur as a result of the Offer. While the Adviser does not believe that it is possible to quantify this dilution in a meaningful manner, the Adviser currently believes that the aggregate replacement cost of the Fund's portfolio securities (based on an estimate of the current spread between bid and asked prices) does not exceed 1% of the Fund's net asset value. Some additional dilution of the aggregate net asset value of the Common Shares presently owned by the shareholders will occur as a result of the Offer because of expenses of the Offer. For example, if the Subscription Price per Common Share were the Fund's net asset value per share as of October 3, 1997, assuming all Rights are exercised and based on estimated offering expenses, the Fund's net asset value per share would be reduced on October 3, 1997 by less than $.012 or less than 0.15% as a result of payment of such expenses.

     Leverage. Leverage creates the opportunity for greater total returns, but, at the same time, is a speculative technique involving special risk considerations for holders of the Fund. These considerations include the potential for higher volatility of both the market value and net asset value of the Common Shares and the relatively greater effect on the net asset value of the Common Shares caused by changes in interest rates. Assuming the Fund receives net proceeds of $99.5 million pursuant to the Offer (see "The Offer--Use of Proceeds"), to have its leverage ratio REMAIN at approximately 24% of total assets, the Fund would anticipate increasing its outstanding borrowings under the Revolving Credit Agreement with PNC Bank following the Offer by approximately $30.4 million. PNC Bank has issued to the fund its commitment to increase the maximum amount that the Fund may borrow under the revolving credit agreement by $50 million, from $101.3 million TO $151.3 million.


        In addition to exaggerating increases and decreases in both the market value and net asset value of the Common Shares, leverage exaggerates increases or decreases in the yield from the Fund's portfolio. Historically, the leverage obtained from the Fund's indebtedness to PNC Bank has provided shareholders with a higher yield than would have been attained without such leverage; however, there can be no assurance that the Fund will be able to continue to realize such favorable investment results using leverage. Changes in certain factors could cause the relationship between the interest paid on the Fund's indebtedness to increase relative to interest rates on the portfolio securities in which the Fund may be invested. Under such conditions the benefit of leverage will be reduced and the Fund's leveraged capital structure could result in a lower rate of return to shareholders than if the Fund were not leveraged.

        The Fund is required, under the 1940 Act, to maintain asset coverage (as defined in the 1940 Act) of not less than 300% with respect to borrowings when made and, under the Revolving Credit Agreement with PNC Bank, to repay that portion of principal borrowings equal to the difference (if positive) between
(i) 300% multiplied by the outstanding principal borrowings and (ii) the current value of the Fund's Eligible Assets (as defined in such agreement). If the asset coverage declines below either of these asset coverage levels (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments at a time when it may be disadvantageous to do so. Upon the liquidation of the Fund, the holders of the Fund's indebtedness, including any additional indebtedness incurred by the Fund after the Offer, will be entitled to receive repayment of outstanding principal plus accumulated and unpaid interest thereon before any distribution is made to holders. See "Risk Factors and Special Considerations--Leverage."


        High-Yield, High Risk Investments. The securities offering the high current income sought by the Fund are principally those securities that either are rated below investment grade by recognized rating agencies or are not
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
rated, but are, in the Adviser's opinion, of comparable quality. These securities are generally regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. Such securities tend to be subject to greater market fluctuations and greater sensitivity to both economic and corporate downturns, and such securities are frequently subordinated to the prior payment of senior indebtedness. In addition, the trading market for high-yield, high risk securities is generally less liquid than the market for higher rated securities. The achievement of the Fund's objectives may generally depend more on the Adviser's credit analysis and monitoring and less on that of credit rating agencies than may be the case for Fund's investments in higher rated securities. See "Risk Factors and Special Considerations--High Yield, High Risk Investments."

     Premium/Discount From Net Asset Value. Shares of closed-end investment companies trade in the market above, at and below net asset value. This characteristic of shares of closed-end investment companies is a risk separate and distinct from the risk that the Fund's net asset value will decline. The Common Shares of the Fund since its inception have generally traded at a premium to net asset value. For example, during the period from the Fund's commencement of operations through November 28, 1997, as of the close of business of the NYSE on the last day in each week on which the NYSE was open (the time the Fund calculates its net asset value per share), closing sale price of the Common Shares on the NYSE exceeded the Fund's net asset value 93% of the time. The Fund is not able to predict whether its shares will trade above, below or at net asset value in the future. In the event that the Common Shares are not trading at a price greater than or equal to net asset value on the Pricing Date, the Subscription Price will be greater than the market price on the NYSE. See "Net Asset Value and Market Price Information" for the ranges of the market prices and the ranges of the net asset values of the Common Shares for each calendar quarter since March 31, 1995.


     INVESTORS SHOULD CAREFULLY CONSIDER THEIR ABILITY TO ASSUME THE FOREGOING RISKS AND OTHER RISKS DESCRIBED HEREIN BEFORE MAKING AN ADDITIONAL INVESTMENT IN THE FUND. AN INVESTMENT IN THE FUND IS NOT APPROPRIATE FOR ALL INVESTORS. SEE "THE OFFER--INVESTMENT CONSIDERATIONS," "INVESTMENT OBJECTIVES AND POLICIES" AND "RISK FACTORS AND SPECIAL CONSIDERATIONS."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               EXPENSE INFORMATION


Shareholder Transaction Expenses

         Sales Load (as a percentage of offering price)..........................................   None
         Dividend Reinvestment Plan Fees.........................................................   None(1)

Annual Expenses (as a percentage of average net assets attributable to Common Shares)(2)

         Advisory Fee............................................................................   0.78%
         Interest Payments on Borrowed Funds.....................................................   2.13%
         Other Operating Expenses................................................................    .15%


Total Annual Expenses............................................................................   3.06%
                                                                                                    =====


-------------------------

(1) Each participant will, however, pay a pro rata share of brokerage commissions if Common Shares are purchased by the Dividend Paying Agent in the open market, which occurs only when the net asset value of Common Shares exceeds the market price.

(2) See Management of the Fund-Investment Advisory Agreement for additional information. "Other Operating Expenses" have been estimated for the current fiscal year. Expense information calculated based on the Fund's asset size after giving effect to the anticipated net proceeds of the offering.



Example
-------
        An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

        One Year          Three Years         Five Years         Ten Years
        --------          -----------         ----------         ---------

           $31               $95                 $161               $338

     The purpose of the foregoing table is intended to assist potential Fund investors in understanding the various costs and expenses associated with investing in the Fund.

     This Example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts under Total Annual Expenses remain the same in the years shown. For more complete description of certain of the Fund's costs and expenses, see "Management of the Fund." THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. In addition, the Fund's actual performance may be higher or lower than the assumed annual return.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

        The following per share data and ratios with respect to a Common Share of the Fund outstanding throughout each period indicated has been audited by Price Waterhouse LLP, independent accountants, as indicated in their report included with the Fund's audited financial statements herein and should be read in conjunction with the audited financial statements and related notes thereto.


                                                   (Unaudited)
                                                      9 Mos.                         Year Ended December 31,
                                                      Ended
                                                   Sept. 30, 1997           1996           1995       1994          1993
----------------------------------- ----------------------------------  ------------ -------------------------  -------------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD            $7.43                         $ 7.19       $ 6.59        $7.54        $ 6.99

INCOME FROM INVESTMENT OPERATIONS

Net investment income (1)                        0.65                           0.85         0.84         0.86          0.97

Net realized and unrealized gains (losses)       0.48                           0.29         0.60       (0.91)          0.58
                                                ------                        ------       ------      -------        ------

TOTAL FROM INVESTMENT OPERATIONS                 1.13                           1.14         1.44       (0.05)          1.55
                                                ------                        ------       ------      -------        ------

LESS DISTRIBUTIONS:

Distributions from net investment income        (0.61)                         (0.90)       (0.84)       (0.88)        (0.97)

Distributions in excess of net investment income   -                              -            -       (0.02)        (0.03)
                                                ------                        -------     --------      -------       -------


TOTAL DISTRIBUTIONS                             (0.61)                         (0.90)       (0.84)       (0.90)        (1.00)
                                                ------                        -------      -------      -------       -------

Net asset value, end of period                   $7.95                        $ 7.43       $ 7.19       $ 6.59        $ 7.54
                                                ------                        ------       ------       ------        ------

Market value, end of period                      $9.25                        $ 8.38       $ 7.88       $ 7.00        $ 8.38
                                                ------                        ------       ------       ------        ------

TOTAL INVESTMENT RETURN:

Per share market value                           18.74%                        19.25%       26.24%      (5.43)%        19.62%

Per share net asset value (2)                    15.84%                        16.70%       22.93%      (0.76)%        23.25%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)        $296,725                     $273,500     $259,773     $233,454      $195,489

Ratio of operating expenses to average net assets 0.79%                        1.07%        1.12%        1.17%         1.21%

Ratio of interest expense to average net assets   1.68%                        2.28%        2.68%        2.10%         1.66%

Ratio of net investment income to average net     8.49%                       11.60%       12.03%       12.33%        12.98%
assets

Portfolio turnover                                  53%                          78%          60%          72%           48%




                                                                                                                          Aug 10,
                                                                                                                            1988**
                                                                                                                             to
                                                                                                                          Dec. 31,
                                                                         1992         1991         1990        1989          1988
----------------------------------- ----------------------------------  ----------- -----------  ----------- ----------- ----------
PER SHARE OPERATING PERFORMANCE:


NET ASSET VALUE, BEGINNING OF PERIOD                                         $ 6.62      $ 4.73       $ 7.41   $ 9.11        $ 9.26

INCOME FROM INVESTMENT OPERATIONS

Net investment income (1)                                                      0.98        0.94         1.04     1.21          0.46

Net realized and unrealized gains (losses)                                     0.40        1.91       (2.66)    (1.69)        (0.16)
                                                                             ------      ------      -------   -------       -------

TOTAL FROM INVESTMENT OPERATIONS                                               1.38        2.85       (1.62)    (0.48)         0.30
                                                                             ------      ------      -------   -------        ------

LESS DISTRIBUTIONS:

Distributions from net investment income                                     (0.98)      (0.94)       (1.04)    (1.22)        (0.45)

Distributions in excess of net investment income                             (0.03)      (0.02)      (0.02)+      -             -
                                                                            -------     -------     --------     ---           --


TOTAL DISTRIBUTIONS                                                          (1.01)      (0.96)       (1.06)   (1.22)         (0.45)
                                                                             ------      ------       ------   ------        -------

Net asset value, end of period                                               $ 6.99      $ 6.62       $ 4.73   $ 7.41        $ 9.11
                                                                             ------      ------       ------   ------        ------

Market value, end of period                                                  $ 7.88      $ 7.25       $ 4.00   $ 7.75        $ 9.38
                                                                             ------      ------       ------   ------        ------

TOTAL INVESTMENT RETURN:

Per share market value                                                       24.36%     111.31%     (38.06)%   (4.98)%       (1.63)%

Per share net asset value (2)                                                21.65%      64.13%     (23.76)%   (6.24)%       (4.37)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                    $176,974    $163,173     $127,414  $194,168      $228,473

Ratio of operating expenses to average net assets                             1.20%       1.26%        1.34%    1.08%        1.01%*

Ratio of interest expense to average net assets                               1.91%       2.79%        4.00%    3.43%        2.08%*

Ratio of net investment income to average net assets                         13.81%      15.49%       16.98%   14.06%        12.86%*

Portfolio turnover                                                              45%         35%          14%     32%           9%


(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value, except for the 1988 period. The 1988 calculation is based on the initial offering price of $10.00 per Common Share, rather than using the initial net asset value of $9.26 (after deducting organizational and offering expenses of $.74 per Common Share) which would have resulted in 3.27% return. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the Common Shares and net asset value varied during each period.
+ Restated for consistency with current accounting standards. Originally reported as a distribution from paid-in capital.
*    Annualized.
**   Commencement of operations.

     The following table shows certain information regarding the Fund's outstanding loan from PNC Bank as of the end of each fiscal year of the Fund since its inception. Such bank loan has been the only class of senior security of the Fund since the inception of the Fund.


                                             Coverage for
                                              Bank Loan           1940 Act
                             Total               Under             Coverage
              At            Amount              Applicable         for Bank
       December 31        Outstanding          Agreement(1)         Loan(2)
       -----------        -----------          ------------         -------

         1988(3)           $76,300,000           382.24%           399.44%

         1989               72,900,000           343.38            366.35

         1990               48,800,000           346.18            361.09

         1991               58,100,000           354.44            381.13

         1992               72,400,000           322.64            344.64

         1993               69,800,000           331.62            380.23

         1994               90,700,000           346.54            358.48

         1995               91,600,000           371.16            383.93


         1996               96,000,000           366.55            385.39

         1997(4)(unaudited) 95,000,000           364.91            413.53






---------------------------

(1) Calculated by dividing the Fund's total Eligible Assets within the meaning of the Revolving Credit Agreement with PNC Bank by the Fund's total liabilities, including the principal amount outstanding under the Revolving Credit Agreement with PNC Bank.
(2) Calculated by dividing the Fund's total assets by the principal amount outstanding under the Revolving Credit Agreement with PNC Bank.
(3)  The Fund commenced investment operations on August 10, 1988.

(4)  As of September 30, 1997.

                  NET ASSET VALUE AND MARKET PRICE INFORMATION

        The Common Shares of the Fund are listed on the NYSE. The following table shows, for each calendar quarter since the beginning of 1995 (i) the high and low net asset values per Common Share of the Fund, (ii) the high and low sale prices per Common Share, as reported in the consolidated transaction reporting system, and (iii) the high and low percentage by which the Common Shares traded at a premium over, or discount from, the Fund's net asset values per Common Share.

                                                                   Percentage
                                                                  Premium Over
                                                                (Discount Under)
                       Net Asset Value     Market Price          Net Asset Value
Quarter Ended         High       Low      High      Low          High     Low
--------------------------------------------------------------------------------

March 31, 1995         6.88     6.61       7.25     6.375       6.46     (0.89)

June 30, 1995          7.13     6.87       7.875    7.125       9.77      3.26

September 30, 1995     7.17     7.07       8.00     7.50       11.89      4.60

December 31, 1995      7.26     7.11       8.125    7.75       12.52      8.39

March 31, 1996         7.41     7.23       8.25     7.75       12.38      8.70

June 30, 1996          7.32     7.23       8.375    7.875      13.79      9.29

September 30, 1996     7.57     7.24       8.375    7.875      12.87      7.29

December 31, 1996      7.61     7.40       8.75     8.25       16.05      8.55

March 31, 1997         7.69     7.36       8.875    8.375      17.19     12.16


June 30, 1997          7.75     7.32       8.9375   8.375      17.83   13.05

September 30, 1997     7.95     7.71       9.3125   8.8125     17.88    14.88



The Fund's shares have generally traded at a price greater than net asset value per share. See "Risk Factors and Special Considerations--Premium/Discount from Net Asset Value." At the time of the announcement of the Offer (before the opening of trading on the NYSE on October 9, 1997) and at the close of business on December 19, 1997 the Fund's net asset value per Common Share was $7.99 (based on net asset value at the close of business on October 3, 1997) and $________, respectively, while the closing market price of a Common Share on the NYSE on October 3, 1997 and December 19, 1997 was $9.4375 and $____________,
respectively.

                                    THE OFFER

TERMS OF THE OFFER

        The Fund is issuing to its shareholders of record as of the close of business on the Record Date Rights entitling the owners thereof to subscribe for additional Common Shares. Each three Rights will entitle the holder to acquire one full Common Share at the Subscription Price. Each shareholder of record will receive one Right for each full Common Share beneficially owned on the Record Date, and thus will be able to acquire one Common Share for each three Common Shares beneficially owned on such date.


        Rights may be exercised at any time during the Subscription Period, which commences on December 26, 1997 and ends at 5:00 p.m., Eastern time on January 23, 1998, which is the Expiration Date. Fractional shares will not be issued and shareholders who receive, or are left with, fewer than three Rights will not be able to exercise such Rights.


        In addition, any shareholder who fully exercises all Rights initially issued to such shareholder (other than those Rights that cannot be exercised because they represent in the aggregate the right to acquire less than one Common Share) will be entitled to subscribe for additional Common Shares pursuant to the Over-Subscription Privilege. Common Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "The Offer--Over-Subscription Privilege."

        Participants in the Fund's Automatic Dividend Reinvestment Plan (the "Plan") will be issued Rights for the Common Shares held in their accounts in the Plan as of the Record Date. Participants wishing to exercise such Rights must exercise such Rights in accordance with the procedures set forth below in "The Offer--Method of Exercise of Rights" and "The Offer--Payment for Shares." Such Rights will not be exercised automatically by the Plan.


        For purposes of determining whether a shareholder has fully exercised such shareholder's Rights and for purposes of allotment, Common Shares and Rights held of record by Cede & Co, Inc. ("Cede"), nominee for The Depository Trust Company, or any other depository or nominee will be deemed to be held by the broker -dealer on whose behalf they are held (or, if there is no broker -dealer, by the shareholder on whose behalf they are held).


PURPOSE OF THE OFFER


        The Offer seeks to reward existing shareholders of the Fund by giving them the opportunity to purchase additional Common Shares at a price equal to net asset value (which generally has been below market value) without paying a brokerage commission. The Board of Trustees of the Fund has determined that it would be in the best interest of the Fund and its shareholders to increase the assets of the Fund available for investment. In reaching its decision, the Board of Trustees was advised by the Adviser that an increase in the assets of the Fund would permit the acquisition of new portfolio securities while retaining longer -term investments that the Adviser believes should be held, allow greater diversification of portfolio securities, afford opportunities for the purchase and sale of portfolios securities in potentially larger blocks and thus on potentially better terms, and otherwise enable the Fund to take fuller advantage of investment opportunities. The Board of Trustees also took into account that a well-subscribed Offer would tend to reduce the Fund's expense ratio, which would be of long-term benefit to shareholders. A well-subscribed Rights offering also could increase liquidity on the NYSE where the Fund's Common Shares are traded. In connection with its analysis, the Boards of Trustees also considered the effect of the Fund's previous rights offering, which was completed in June, 1994. This offering permitted shareholders to acquire, at a subscription price of $7.06 (the net asset value of the Common shares on the expiration date), one new share for each three rights exercised in such rights offering. All of the rights issued by the Fund pursuant to the rights offering were exercised and, as a result, 8,748,477 new Common Shares were issued, with net proceeds to the Fund of approximately $61.4 million. All of the proceeds from the exercise of rights in the offering were invested in securities in accordance with the Fund's investment objective.


     The Board of Trustees also considered the potential dilutive effect of the Offer. The Adviser provided the Trustees with information as to the estimated expenses of the Offer and noted that some dilution may be deemed to occur as a result of the use of "bid" prices for portfolio securities which are traded in the over-the-counter market. See "The Offer--Investment Considerations." It was noted that the terms of the Offer provide for the Subscription Price to be equal to net asset value per share on the Expiration Date and accordingly, that the extent of any dilution is likely to be slight as compared to rights offerings by closed-end funds pursuant to which participating shareholders are able to purchase shares at a discount to net asset value.


        The Trustees noted that the Adviser would benefit from the Offer because its fee is based on the magnitude of the Fund's total assets. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offer because it is not know how many Common Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Common Shares offered hereby are sold at the estimated Subscription Price of $_____ per Common Share, after deducting offering expenses payable by the Fund estimated at approximately $426,000, and assuming additional leverage of $30.4 million (resulting in a total increase of approximately $129.9 million in assets under management) the Adviser would receive additional advisory fees of approximately $649,500 per annum as a result of the increase in assets under management.


        The Board of Trustees, is composed of five trustees, two of whom are "interested persons" of the Fund as that term is defined in the 1940 Act. These two Trustees could benefit indirectly from the Offer because of their affiliations with the Adviser. The other three Trustees are not "interested persons" of the Fund. See "Management of the Fund." The Offer was approved unanimously by those Trustees present and voting at a meeting of the Board of Trustees at which a quorum was present and acting throughout, and by a majority of the Trustees who are not "interested persons" of the Fund.

        The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this Offer. Any such further rights offering will be made in accordance with the 1940 Act.

NON-TRANSFERABILITY OF RIGHTS

        The Rights are not transferable. Therefore, only the underlying Common Shares, and not the Rights, will be admitted for trading on the NYSE.

OVER-SUBSCRIPTION PRIVILEGE

        If some shareholders do not exercise all of the Rights initially issued to them on Primary Subscription, any Common Shares for which subscriptions have not been received from shareholders will be offered by means of the
Over-Subscription Privilege to the shareholders who have exercised all the Rights initially issued to them (other than those Rights representing in the aggregate the right of each such shareholder to subscribe for less than one full Common Share) and who wish to acquire more than the number of Common Shares for which the Rights issued to them are exercisable. Shareholders who exercise on Primary Subscription all of the Rights initially issued to them (other than those Rights representing in the aggregate the right of each such shareholder to subscribe for less than one full Common Share) will be asked to indicate, on their Exercise Forms how many Common Shares they would desire pursuant to the Over-Subscription Privilege. If sufficient Common Shares remain as a result of unexercised Rights, all over-subscriptions will be honored in full. If sufficient Common Shares are not available to honor all over-subscriptions, the available Common Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that, under such circumstances, the number of Common Shares issued to shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Common Shares owned by them in the Fund on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of Common Shares available for over-subscriptions is distributed on a pro-rata basis. Each shareholder is required to purchase all Common Shares allocated to such shareholder pursuant to the Over-Subscription Privilege to the full extent requested by such shareholder on the Exercise Form. If a shareholder fails to pay for all Common Shares subscribed for, the Fund may take the actions described under "The Offer--Payment For Shares."

        The Fund will not otherwise offer or sell any Common Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.


        Nominee holders of Rights will be required to certify to the Subscription Agent, before any Over Subscription Privilege may be exercised as to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Common Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full.


THE SUBSCRIPTION PRICE


        The Subscription Price of the Common Shares to be issued pursuant to the Rights will be the net asset value per Common Share as computed on January 23, 1998 (which is the Expiration Date). There can be no assurance that the Subscription Price will be less than the last reported sales price of a Common
Share on the Expiration Date. In the event that the Fund's shares are not trading at a price greater than or equal to net asset value on the Expiration Date, the Subscription Price will be greater than the market price on the NYSE.


        The actual Subscription Price will not be known at the time Rights are exercised. Shareholders who exercise Rights will be required initially to pay for the Common Shares at an estimated Subscription Price of

 $_____. As described below under "Payment for Shares," if the actual Subscription Price is lower, excess payments will be refunded, and if the actual Subscription Price is higher, shareholders exercising Rights (other than shareholders who have guaranteed payment by delivering a Notice of Guaranteed Delivery) must make an additional payment by February 13, 1998. Shareholders will have no right to rescind a purchase after receipt by the Subscription Agent of their payment for Common Shares or a Notice of Guaranteed Delivery.

        The Fund announced the Offer before the opening of trading on the NYSE on October 9, 1997. The net asset value per Common Share at the time of such announcement (based on net asset value at the close of business on October 3, 1997) and at the close of business on December 19, 1997 was $7.99 and $________, respectively, and the closing market price per Common Share on the NYSE on October 3, 1997 and December 19, 1997 was $9.4375 and $______, respectively.


EXPIRATION OF THE OFFER


        The Offer will expire at 5:00 p.m., Eastern time, on January 23, 1998, which is the Expiration Date. Rights will expire on the Expiration Date and thereafter may not be exercised. Because the Subscription Price will be the net asset value per Common Share at the close of business on the Expiration Date, shareholders who decide to acquire Common Shares on Primary Subscription or pursuant to the Over-Subscription Privilege will not know, when they make such decision, the Subscription Price for such Common Shares.


SUBSCRIPTION AGENT


        The Subscription Agent is State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171, which will receive, for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be $10,000, and reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's Custodian, Dividend Paying Agent, Transfer Agent and Registrar with respect to the Common Shares. Shareholder communications should be directed to State Street Bank and Trust Company, Corporate Reorganization Department, P.O. Box 9061, Boston, Massachusetts 02205 (telephone 1 (800) 426-5523). SIGNED EXERCISE FORMS SHOULD BE SENT TO STATE STREET BANK

AND TRUST COMPANY, by one of the methods described below. The Fund reserves the right to accept exercise forms actually received on a timely basis at any of the addresses listed.



                   (1)     BY FIRST CLASS MAIL:

                           State Street Bank and Trust Company
                           Corporate Reorganization Department
                           P.O. Box 9061
                           Boston, MA  02205

                   (2)     BY EXPRESS MAIL OR OVERNIGHT COURIER:

                           State Street Bank and Trust Company
                           Corporate Reorganization Department
                            70 Campanelli Drive
                           Braintree, MA  02184

                   (3)     BY HAND:

                           Securities Transfer And Reporting
                             Services, Inc.
                           1 Exchange Plaza/55 Broadway,  3rd Floor
                           New York, NY 10006



DELIVERY TO AN ADDRESS OTHER THAN THE ABOVE DOES NOT CONSTITUTE GOOD DELIVERY.

INFORMATION AGENT

        Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                     The Information Agent for the Offer is:

                     Corporate Investor Communications, Inc.
                                111 Commerce Road
                            Carlstadt, NJ 07072-2586
                                 (800) 248-2915

        The Information Agent will receive a fee estimated to be $14,500 and reimbursement for all out-of-pocket expenses related to the Offer.


        Shareholders may also contact their brokers or nominees for information with respect to the Offer.

METHOD OF EXERCISE OF RIGHTS

        Rights may be exercised by filling in and signing the Exercise Form and mailing it in the envelope provided, or otherwise delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the Common Shares as described below under "Payment for Shares." Shareholders may also exercise Rights by contacting a broker, bank or trust company who can arrange, on behalf of the shareholder, to guarantee delivery of payment and of a properly completed and executed Exercise Form by using a Notice of Guaranteed Delivery. A fee may be charged for this service. Fractional shares will not be issued, and shareholders who receive, or who are left with fewer than, three Rights will not be able to exercise such Rights. Completed Exercise Forms must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at one of the offices of the Subscription Agent at the addresses set forth above.

        Shareholders Who Are Record Owners. Shareholders who are record owners can choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the Exercise Form and payment after the Expiration Date.

        Shareholders Whose Common Shares Are Held By A Nominee. Shareholders whose Common Shares are held by a nominee such as a broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will effect the exercise of Rights on behalf of the shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below. Such shareholders must nevertheless exercise their respective Primary
Subscriptions in full in order to exercise Rights pursuant to the Over-Subscription Privilege.

        Nominees. Nominees who hold Common Shares for the account of others should notify the respective beneficial owners of such Common Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Exercise Form and submit it to the Subscription Agent with the proper payment described or follow the procedures for guaranteed delivery described under "Payment for Shares" below. Nominees will be required to submit a Nominee Over-Subscription Form to the Subscription Agent in order to exercise Rights pursuant to the Over-Subscription Privilege. Nominees will be required to certify to the Subscription Agent as to the number of Common Shares subscribed for on Primary Subscription by each beneficial owner, the number of Common Shares subscribed for pursuant to the Over-Subscription Privilege by each beneficial owner and whether each beneficial owner has exercised the Primary Subscription in full.

PAYMENT FOR SHARES

        Shareholders who acquire Common Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:


               (1) A shareholder may send the Exercise Form, together with payment for the Common Shares acquired on Primary Subscription and for additional Common Shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent, calculating the total payment on the basis of an estimated Subscription Price of $______ per Common Share. To be accepted, such payment, together with the executed Exercise Form, must be received by the Subscription Agent at one of the Subscription Agent's offices at the addresses set forth above, prior to 5:00 p.m., Eastern time, on the Expiration Date. The Subscription Agent will deposit all share purchase checks and any orders received by it into a segregated interest bearing account (which interest will accrue to the benefit of the Fund) pending allotment pursuant to the Over -Subscription Privilege and distribution of Common Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO CIGNA HIGH INCOME SHARES AND MUST ACCOMPANY AN EXECUTED EXERCISE FORM FOR SUCH EXERCISE FORM TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.

               (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company, or a NYSE member guaranteeing delivery of (i) payment of the full Subscription Price (as determined on the Expiration Date) for the Common Shares subscribed for on Primary Subscription and any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Exercise Form. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Exercise Form and full payment for the Common Shares is not received by the Subscription Agent by the close of business on the third business day after the Expiration Date .

        Within five business days following the Expiration Date, i.e., January 30, 1998 (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each shareholder (or, if the Fund's Common Shares are held by Cede or any other depository or nominee, to Cede or such depository or nominee), showing (i) the number of Common Shares acquired pursuant to the Primary Subscription, (ii) the number of Common Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Common Share and total purchase price (based on the actual Subscription Price as determined on the Expiration Date) for the Common Shares, and (iv) any additional amount payable by such shareholder to the Fund or any excess to be refunded by the Fund to such shareholder, in each case based on the Subscription Price as determined on the Expiration Date. If any shareholder exercises the right to acquire Common Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to such shareholder will be applied by the Fund toward payment for Common Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a shareholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a shareholder will be mailed by the Subscription Agent to such shareholder as promptly as possible. All payments by shareholders must be in United States dollars by money order or check drawn on a bank located in the United States and payable to CIGNA High Income Shares.


        THE METHOD OF DELIVERY OF EXERCISE FORMS AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING SHAREHOLDER, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH EXERCISE FORMS AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

        All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Exercise Forms or incur any liability for failure to give such notification.

        Whichever of the two methods described above is used, issuance and delivery of certificates for the Common Shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

        SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT OR RECEIPT OF A NOTICE OF GUARANTEED DELIVERY FOR (EITHER BY ORIGINAL OR BY FACSIMILE) COMMON SHARES BY THE SUBSCRIPTION AGENT.

        If a shareholder who acquires Common Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for Common Shares to other shareholders; (ii) apply any payment actually received by it toward the purchase of the greater whole number of Common Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Common Shares.

NOTICE OF NET ASSET VALUE DECLINE

        The Fund has, as required by the Securities and Exchange Commission's regulatory requirements, undertaken to suspend the Offer until it amends the Prospectus if subsequent to December ___, 1997, the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date. In such event, the Fund will notify shareholders of any such decline and thereby permit them to cancel their exercise of Rights.

PURCHASE AND SALE OF RIGHTS

        The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the NYSE or any other exchange; however, the Common Shares to be issued pursuant to the Rights will be admitted for trading on the NYSE.

DELIVERY OF SHARE CERTIFICATES


        Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have any Common Shares acquired with respect to Common Shares held in their shareholder dividend reinvestment accounts in the Plan on Primary Subscription and pursuant to the Over-Subscription Privilege credited to such accounts. Shareholders whose Common Shares are held of record by Cede or by any other depository or nominee on their behalf or their brokers' behalf will generally have any Common Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee. Shareholders who have elected to have State Street Bank and Trust Company hold their shares in book-entry form will have any Common Shares acquired with respect to such book-entry shares on Primary Subscription and pursuant to the Over-Subscription privilege credited to such account. With respect to all other shareholders, certificates for all Common Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after payment for the Shares subscribed for has cleared, the Offer has expired and the allocation of Common Shares purchased pursuant to the Over-Subscription Privilege is completed.


MONTHLY DIVIDEND


        The first regular monthly dividend to be paid on Common Shares acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of such shares following the Expiration Date. It is expected that the first dividend received by shareholders acquiring Common Shares in this Offer will be declared on February 27, 1998 and paid on approximately March 10, 1998.


FEDERAL INCOME TAX CONSEQUENCES

        For Federal income tax purposes, neither the receipt nor the exercise of the Rights by shareholders will result in taxable income to holders of Common Shares, and no loss will be realized if the Rights expire without exercise.

        A shareholder's holding period for a Common Share acquired upon exercise of a Right begins with the date of exercise. In the absence of a special election by the shareholder, a shareholder's basis for determining gain or loss upon the sale of a Common Share acquired upon the exercise of a Right will be equal to the sum of the Subscription Price per Common Share and any servicing fee charged to the shareholder by the shareholder's broker, bank or trust company. A shareholder's gain or loss recognized upon a sale of a Common Share acquired upon the exercise of a Right will be capital gain or loss (assuming the Common Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Common Share was held at the time of sale for more than one year.

        The foregoing is a general summary of the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury regulations presently in effect, and does not cover state or local taxes. The Code and such regulations are subject to change by legislative or administrative action. Shareholders should consult their tax advisers regarding specific questions as to federal, state or local taxes.

EMPLOYEE PLAN CONSIDERATIONS


        The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), is a broad statutory framework that governs most employer-maintained retirement plans ("ERISA Plans") and imposes certain fiduciary obligations on the persons who manage such plans ("Fiduciaries"). In determining whether to exercise Rights, Fiduciaries of Shareholders that are ERISA Plans must determine that such actions are consistent with their fiduciary duties under ERISA and do not result in transactions which are prohibited under Section 406 of ERISA. Shareholders which are individual retirement accounts, Keogh plans of self -employed individuals not subject to ERISA, and employee pension benefit plans not subject to ERISA (collectively, "Non-ERISA Plans) must determine that the exercise of Rights does not result in transactions that are prohibited under
Section 4975 of the Internal Revenue Code of 1986, as amended, under rules that generally parallel the prohibited transaction provisions of Section 406 of ERISA.

        Any person contemplating making additional contributions to an ERISA or Non-ERISA Plan in order to permit such Plan to exercise Rights should be aware that such contributions may have potentially adverse tax consequences on such Plan or such person. Such persons should consult with their tax advisers prior making any such contributions.


        The Fund is an investment company registered under the Investment Company Act of 1940, as amended, and intends to continue to qualify as such. Therefore, under ERISA and regulations promulgated thereunder by the United States Department of Labor, the assets of ERISA Plan Shareholders that exercise Rights will include only the equity interest thereby acquired by such
Shareholder and not the underlying assets of the Fund. The Adviser will therefore not be a Fiduciary with respect to ERISA Plan Shareholders and the operation of the Fund will not be subject to ERISA.


           Due to the complexity of the foregoing rules and the penalties for noncompliance, Shareholders that are ERISA Plans and Non-ERISA Plans should consult with their counsel before their exercise of Rights.


INVESTMENT CONSIDERATIONS


        As a result of the terms of the Offer, shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Furthermore, the securities in which the Fund invests are generally traded in the over-the-counter market and are valued at the most recent bid price. A bid price reflects the price at which a security could be sold, and tends to be slightly lower than the asked price, which reflects the price at which a security could be purchased. Thus, the Fund's net asset value is generally less than the aggregate replacement cost of the Fund's portfolio securities and some dilution may occur as a result of the Offer. While the Adviser does not believe that it is possible to quantify this dilution in a meaningful manner, the Adviser currently believes that the aggregate replacement cost of the Fund's portfolio securities (based on an estimate of the current spread between bid and asked prices) does not exceed 1% of the Fund's net asset value. Some additional dilution of the aggregate net asset value of the Common Shares presently owned by the shareholders will occur as a result of the Offer because of expenses of the Offer. For example, if the Subscription Price per Common Share were the Fund's net asset value per share as of October 3, 1997, assuming all Rights are exercised and based on estimated offering expenses, the Fund's net asset value per share would be reduced on October 3, 1997 by less than $.012, or less than 0.15% as a result of payment of such expenses.


                                 USE OF PROCEEDS


        Assuming all Common Shares offered hereby are sold at an assumed Subscription Price of $_____ per Common Share, the net proceeds of the Offer are estimated to be approximately $_____ million (after deducting offering expenses payable by the Fund estimated at approximately $426,000) and if the Adviser determined to have the Fund's leverage ratio at 24% of total assets
(approximately the current level), the Fund would anticipate increasing its outstanding borrowings under the Revolving Credit Agreement with PNC Bank by approximately $30.4 million. The Fund will be authorized, upon effectiveness of the amendment to the Revolving Credit Agreement with PNC Bank documenting PNC Bank's commitment to increase the amount the Fund may borrow under the Revolving Credit Agreement, to increase its borrowings thereunder from the current level by $50 million to an aggregate of $151.3 million. See Risk Factors and Special Considerations-Leverage. The Adviser anticipates that investment of such proceeds, in accordance with the Fund's investment objectives and policies, may take up to thirty days from their receipt by the Fund, depending on market conditions and the availability of appropriate securities but in no event will such investment take longer than six months. Pending such investment in accordance with the Fund's investment objectives and policies, the proceeds will be held in U.S. Government securities (which includes obligations of the United States Government, its agencies and instrumentalities) and other high-quality short-term money market instruments.



                                    THE FUND

        CIGNA High Income Shares is a diversified, closed-end, management investment company. The Fund was organized as a business trust under the laws of The Commonwealth of Massachusetts on October 27, 1987 and has registered under the 1940 Act. The Fund's principal office is located at 950 Winter Street, Suite 1200, Waltham, Massachusetts 02109.


        The Fund commenced investment operations on August 10, 1988 after an initial public offering of 24,725,000 Common Shares. The net proceeds of such offering were approximately $229,158,000. The Fund completed a tender offer pursuant to which it repurchased 2,794,859 Common Shares for an aggregate price (including expenses) of $17,943,316 on August 2, 1991. The Fund completed a previous rights offering in June 1994. The Fund's outstanding Common Shares are listed on the New York Stock Exchange under the symbol "HIS." For the nine months ended September 30, 1997, the average weekly trading volume was 209,962 shares. As of November 28, 1997 the Fund had 37,438,879 Common Shares outstanding and the net asset per Common Share of the Fund was $7.89.


THE INVESTMENT ADVISER


        The Fund's investment adviser is CIGNA Investments, Inc., an indirect, wholly-owned subsidiary of CIGNA Corporation. CII also serves as investment adviser for other investment companies sponsored by affiliates of CIGNA Corporation and for a number of pension, advisory, corporate and other accounts. As of September 30, 1997, CII and other companies affiliated with CIGNA Corporation managed over $70 billion in combined assets, including approximately $754 million in high yield securities. CIGNA Corporation is one of the largest financial services companies in the United States, having assets of approximately $106 billion and shareholder's equity of approximately $8 billion as of September 30, 1997. The Adviser's principal address is 900 Cottage Grove Road, Bloomfield, Connecticut 06002. Its mailing address is Hartford, Connecticut 06152. See "Management of the Fund--Investment Advisory Agreement."



                       INVESTMENT OBJECTIVES AND POLICIES

        The Fund's primary investment objective is to provide the highest current income obtainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high-yield, high risk fixed-income securities. As a secondary objective the Fund seeks capital appreciation, but only when consistent with its primary objective. No assurance can be given that the Fund's investment objectives will be realized.

        The Fund's investment objectives as stated in the preceding paragraph are fundamental policies of the Fund and cannot be changed without the approval of the holders of a majority of the outstanding Common Shares of the Fund, within the meaning of the 1940 Act (which means the lesser of (i) 67% or more of the outstanding Common Shares present at a meeting at which holders of more than 50% of the outstanding Common Shares are present or represented by proxy or (ii) more than 50% of the outstanding Common Shares). The other investment policies and the investment practices described herein may be changed in the discretion of the Board of Trustees without shareholder approval.

GENERAL


        The Adviser seeks to achieve the Fund's objectives by investment primarily in high-yield, high risk debt instruments rated in the medium to lower categories by nationally recognized rating services (Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's Corporation ("S&P")) or non-rated securities which, in the Adviser's opinion, are of comparable quality. These securities are commonly known as "junk bonds." See "Risk Factors and Special Consideration--High-Yield, High Risk Investments." Under normal market conditions, the Fund will have at least 65% of its total assets invested in such securities, and the average maturity of the Fund's portfolio is expected to be between eight and twelve years. During the first three quarters of 1997, an average of 0% of the Fund's assets were invested in bonds rated Baa/BBB by Moody's or S&P, 8% in bonds rated Ba/BB, 86% in bonds rated B/B, 6% in bonds rated Caa/CCC and 0% in bonds rated C/C. Bonds that were not rated but were determined to be of comparable quality to the foregoing ratings comprised 0% of the Fund's assets on average during the first three quarters of 1997. In addition, during the first three quarters of 1997, cash and other assets comprised 0% of the Fund's assets. No bonds held during the first three quarters of 1997 were rated higher than Baa/BBB. As of September 30, 1997, the average maturity of the Fund's portfolio was approximately 8.1 years.


        Bonds rated Ba by Moody's are judged to have speculative elements and their future cannot be considered as well assured; bonds rated B by Moody's generally are deemed to lack characteristics of a desirable investment; and bonds rated Caa are considered by Moody's to be of poor standing and may be in default or there may be present elements of danger with respect to the payment of principal or interest. Bonds rated BB, B and CCC by S&P are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal with CCC indicating a higher degree of speculation than BB or B. The Fund will not purchase securities rated D by S&P, which are defined as securities that are in default. See "Appendix" for a more complete description of the Moody's and S&P bond rating categories.

        Included among the high-yield, high risk securities in which the Fund may invest are securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.

        Because investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type constituting high-yield, high risk securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do such changes with respect to higher quality segments of the fixed income securities market, causing greater yield and price volatility. Commissions and underwriting spreads associated with the purchase of high-yield, high risk bonds are typically higher than those associated with the purchase of high grade bonds.

        The Fund may also invest in preferred stocks with yields that are attractive, provided that such investments are otherwise consistent with the investment objectives and policies of the Fund. A preferred stock is an equity security that entitles the holders to a priority in liquidation over holders of the issuer's common stock. In liquidation, the holders of preferred stock are subordinate to the holders of the issuer's debt obligations. Typically, preferred stocks include the right to receive regular dividend payments and may also include conversion rights, put and call obligations and other features. In determining whether to invest in any particular preferred stock, the Adviser will consider all relevant factors, including the dividend yield, its conversion features, if any, its liquidity, and the overall financial condition of the issuer. Under normal circumstances, the Fund will not invest more than 10% of its assets in preferred stock.

        The Fund may invest up to 20% of its total assets in "private placements," i.e. securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Privately placed securities ordinarily can be sold by the Fund in privately negotiated transactions to a limited number and/or particular type of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 Act. Private or public sales of such securities by the Fund are likely to involve delays and expenses. Private sales require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. For these reasons, restricted securities are less liquid than registered securities and certain restricted securities may be illiquid. The lack of third party evaluation of the credit quality of these securities and the possibility of a less liquid secondary market because of restrictions placed by some investors with respect to the purchase of non-rated securities may also increase the risk to investors. Except for this restriction that up to 20% of total assets may be invested in private placements, the Fund has no specific restrictions on investing in illiquid securities. For purposes of this restriction, securities eligible for resale under Rule 144A of the 1933 Act with registration rights are excluded from "private placements" and are not considered illiquid.


        The Fund will not acquire common stocks, except when (i) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interest of the same or different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

        The Fund is authorized to borrow from banks or other lenders to increase the money available to invest in securities and has maintained significant levels of outstanding indebtedness during substantially all of the period since its commencement of operations. Generally, the Fund will maintain borrowings when the Adviser believes the income from the securities financed will be greater than the interest expense paid in the borrowings. This is, however, a speculative technique known as "leverage." See "Risk Factors and Special Consideration--Leverage."

        Ordinarily, the Fund will not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objectives, regardless of the holding period of that security. The Fund expects that its annual portfolio turnover rate will not exceed 100%. The portfolio turnover rates for the years ended December 31, 1996 and 1995 were 78% and 60%, respectively.

MONEY MARKET AND U.S. GOVERNMENT SECURITIES

        Money Market Securities. The Fund may invest without limitation in short-term high quality money market instruments (including variable and floating rate instruments and demand instruments) such as certificates of deposit, commercial paper, bankers' acceptances, short-term U.S. Government securities and repurchase agreements, pending investment in portfolio securities, or for temporary defensive purposes or to meet anticipated short-term cash needs such as dividend payments.

        U.S. Treasury Securities. The Fund may invest in U.S. Treasury securities, including Bills, Notes and Bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

        Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Fund may invest in obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may not be backed by the "full faith and credit" of the United States Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States include obligations issued by the Tennessee Valley Authority, The Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm
Credit  Bank and the Federal  Home Loan

Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations. In the case of securities not backed by the full faith and credit of the U.S., the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert claim against the U.S. if the agency or instrumentality does not meet its commitments.

        Additional Considerations. Securities issued by the U.S. Government or by agencies or instrumentalities established or sponsored by the U.S. Government ("U.S. Government Securities") are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government Securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government Securities (like those of fixed income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government Securities will not affect investment income from those securities, they will affect the Fund's net asset value.

FOREIGN INVESTMENTS

        The Fund may invest up to 20% of its total assets in fixed-income securities issued by foreign governments and other foreign issuers and in foreign currency issues of domestic issuers, but no more than 5% of its total assets in such securities, whether issued by a foreign or domestic issuer, which are denominated in foreign currencies. The Adviser believes that in many instances such foreign fixed-income securities may provide higher yields than similar securities of domestic issues. Many of these investments currently enjoy increased liquidity, although such securities are generally less liquid than the securities of United States corporations.

        Foreign investments involve certain risks, including the political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of United States corporations or of the United States government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or of diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

        In addition to its authorization to invest in foreign securities, the Fund may invest up to 5% of its total assets in Eurodollar certificates of deposit which are the obligations of foreign branches of U.S. banks and may invest without limitation in Canadian issuers whose securities are payable in U.S. dollars.

FINANCIAL FUTURES CONTRACTS

        The Fund may purchase and sell financial futures contracts or purchase options thereon to hedge its portfolio of debt securities against changes in interest rates. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specific future time for a specific price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of instrument called for in the contract at a specific future time at a specific price. An option on a futures contract gives the purchaser the right, in return for a premium paid, to decide on or before a future date whether to enter into a specific futures contract. The writer of such an option is required to enter into the contract upon exercise. If the option is not exercised, the holder loses the premium paid.

        The Fund will only enter into financial futures contracts or purchase options thereon for the purpose of hedging either long-term debt securities in its portfolio or the value of debt securities which the Fund intends to purchase. For example, if the Fund owned long-term debt securities and interest rates were expected to increase, it might sell financial futures contracts or purchase put options thereon. If, on the other hand, the Fund held cash reserves and interest rates were expected to decline, the Fund might purchase financial futures contracts or call options thereon.


        In purchasing and selling futures contracts and purchasing options thereon the Fund intends to comply with the regulations of the Commodity Futures Trading Commission ("CFTC"), under which the Fund is exempted from registration as a commodity pool operator. The CFTC regulations currently provide that the Fund may use futures contracts and options thereon (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, and (ii) for other purposes permitted by the Securities and Exchange Commission, the Fund's principal regulator, to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value (i.e. net asset value) of the Fund's portfolio. The Fund does not presently intend to purchase or sell any futures contracts, other than futures contracts on Treasury Bonds, Treasury Bills and Treasury Notes. In addition, the Fund does not presently intend to purchase any options on futures contracts, other than options on Treasury Bond, Treasury Bill and Treasury Note futures contracts. The Fund will not enter into futures contracts and options on futures contracts to hedge more than 50% of its portfolio.


        In instances involving the purchase of futures contracts, an amount of cash and cash equivalents equal to the market value of the futures contracts (less any related margin deposits) will be deposited in a segregated account with the Fund's custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged.

        Successful use of futures contracts and related options by the Fund is also subject to CII's ability to predict correctly movements in the direction of interest rates. The skills involved in making such predictions are different from those involved in selecting portfolio securities. If CII's predictions are incorrect, the Fund may be in a worse position that if a hedging strategy had not been used. Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of futures contracts or options on futures contracts and the Fund's portfolio of securities being hedged, even a correct forecast by CII of general market trends may not result in a completely successful hedging transaction.

        There are several risks in connection with the use of futures contracts and related options as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities in the Fund's portfolio which are the subject of the hedge. If the price of a futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. If the price of a futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options.

        It is also possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures contracts and also experience a decline in the value of is portfolio securities.

        Positions in futures contracts or options thereon may be closed out only on an exchange on which such contracts are traded. Although the Fund intends to purchase or sell futures contracts or purchase options thereon only on exchanges or Boards of Trade where there appears to be an active market, there is no assurance that a liquid market or an Exchange or Board of Trade will exist for any particular contract or option at a particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option position at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions.

        The extent to which the Fund may engage in futures contracts or related options will be limited by Code requirements for qualification as a regulated investment company and the Fund's intention to continue to qualify as such.

LENDING PORTFOLIO SECURITIES

        Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities (principally to broker-dealers) to the extent of 20% of its total assets. In connection with such loans, the Adviser will monitor the creditworthiness of borrowers. Loans of portfolio securities would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral shall be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments. Where voting or consent rights with respect to loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Fund's investment in the securities loaned. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly.

WHEN-ISSUED SECURITIES

        Securities may be purchased on a when-issued or on a forward delivery basis, which means that the obligations will be delivered at a future date beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. The Fund does not pay for the securities until received or start earning interest on them until the transaction is scheduled to be settled. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, the Fund will normally invest in short-term securities that offer same-day settlement and earnings, but that may bear interest at a lower rate than longer-term securities.

        When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the SEC. Because that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or liquid securities available to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked to market on a daily basis. Moreover, the Fund does not intend to make such purchases for speculative purposes.

REPURCHASE AGREEMENTS

        In order to invest monies for short periods of time the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (limited in the case of the Fund to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by the Fund to the issuer of the agreement, a bank or broker/dealer, with the U.S. Government security serving as collateral for the loan. The Fund will require that sufficient securities be subject to the repurchase agreement so that the value of the securities at least equals the amount of the repurchase agreement. Also, the Fund will require that the underlying securities be held on its behalf by its custodian either physically or under the Federal Book Entry system. The maturity of a repurchase agreement is frequently one business day. The Fund will enter into repurchase agreements with banks having $1 billion or more of assets and with broker/dealers having net capital of $100 million or more. The Fund's risk under a repurchase agreement is limited to the ability of the vendor to pay the agreed upon sum upon delivery date. In the event of bankruptcy or other default by the vendor, there may be delays and expenses in liquidating the instrument purchased and a decline in its value and loss of interest. CII, in accordance with procedures adopted by the Board of Trustees of the Fund, monitors and evaluates the creditworthiness of banks and securities dealers with which the Fund enters into repurchase agreements.

INVESTMENT RESTRICTIONS

        The Fund is subject to the investment restrictions described in items 1 through 13, below. The restrictions described in items 1 through 6 may not be changed without the approval of a majority of outstanding Common Shares, within the meaning of the 1940 Act, defined as a vote of the holders of the lesser of
(i) 67% or more of the outstanding Common Shares present at a meeting at which the holders of more than 50% of the outstanding Common Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Common Shares. The restrictions in items 7 through 13 may be changed by a majority of the Trustees, without shareholder approval. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities.

        The Fund may not:

        1. Borrow money or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and borrow from banks or other lenders in an amount not exceeding one-third of the value of its total assets (including proceeds of such borrowings) and may mortgage, pledge or hypothecate its assets to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to margin for financial futures contracts are not deemed to be pledges of assets.

        2. Purchase or sell real estate or interests therein or oil, gas or mineral exploration or development programs, but the Fund may purchase and sell
(a) securities which are secured by real estate, and (b) the securities of companies which invest or deal in real estate or interests therein, including real estate investment trusts, or in oil, gas or mineral exploration or development programs.

        3. Act as a securities underwriter, except to the extent that the Fund may invest up to 20% of its assets in restricted securities and, in connection with the disposition of such securities, the Fund may be deemed to be an underwriter under the 1933 Act.

        4. Purchase or sell commodities or commodity contracts, other than financial futures contracts and options thereon.


        5. Concentrate 25% or more of the value of its total assets in the securities of issuers which conduct their principal business activities in the same industry; for purposes of this restriction, gas, electric, water and telephone companies will be considered to be in separate industries, and banks, savings and loan institutions, finance companies and insurance companies will be considered to be in separate industries.


        6. Make loans to other persons, except that the Fund may lend its portfolio securities to the extent of 20% of its total assets and may enter into repurchase agreements. For the purpose of this restriction, the purchase of debt instruments in accordance with the Fund's policies and objectives shall not be deemed to be a "loan."

        7. Make short sales of securities or maintain short positions (other than in connection with futures contracts or options thereon) unless, at all times when a short position is open, the Fund owns at least an equal amount of the securities sold short or owns securities convertible into or exchangeable for at least an equal amount of such securities sold short, without the payment of further consideration.

        8. Invest more than 5% of the market value of its total assets in the securities of any one issuer, other than obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities. With respect to repurchase agreements, the Fund shall look to the underlying securities of the repurchase agreements to determine compliance with this restriction.

        9. Purchase more than 10% of the outstanding voting securities of any issuer, or invest for the purpose of exercising control or management.

        10. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

        11. Invest in puts, calls or any combinations thereof, except that the Fund may purchase and sell options on financial futures contracts and may acquire and hold puts which relate to equity securities acquired by the Fund when such puts are attached to or included in a unit with such equity securities.

        12. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets and except for the investment in such securities of funds representing compensation otherwise payable to Trustees of the Fund pursuant to a deferred compensation plan existing at any time between the Fund and one or more of its Trustees.

        13. Invest in securities which are subject to legal or contractual restrictions on resale if, as a result thereof, more than 20% of the total assets of the Fund taken at market value, would be invested in such securities. Securities eligible for resale under Rule 144A of the 1933 Act with registration rights are excluded from this investment restriction


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

LEVERAGE



        The Fund is authorized to obtain investment leverage through borrowings from banks or other lenders in amounts of up to one-third of the value of its total assets (including such borrowings). Pursuant to a Revolving Credit Agreement with PNC Bank, the Fund has a three-year revolving line OF credit, which is generally extended each year pursuant to an "evergreen" provision (the "Credit Line") enabling the Fund to borrow up to the lesser of (i) $101.3 million or (ii) one-third of the market value of the Fund's Eligible Assets (as defined). PNC Bank has issued to the Fund its commitment to increase the maximum amount that the Fund may borrow under the Revolving Credit Agreement by $50 million, from $101.3 million to $151.3 million. As of November 28, 1997 the outstanding principal balance of the Fund's borrowings thereunder was $93,600,000, which represents approximately 24% of the market value of the Fund's Eligible Assets (or 24% of Total Assets (net assets plus leverage)). See "Financial Highlights." All borrowings under the Credit Line bear interest at a rate determined in accordance with a formula selected by the Fund from among seven alternatives. In connection with the Credit Line, the Fund has granted PNC Bank a first lien on all of its investment securities and cash, which is enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash owned by the Fund. Upon liquidation of the Fund, PNC Bank would be entitled to payment in full of all borrowings before any Fund assets could be distributed to shareholders.


        The Fund will be required to repay the portion of the principal of borrowings equal to the difference (if a positive number) between (i) 300% multiplied by the then outstanding principal amount of borrowings and (ii) the then current value of the Fund's Eligible Assets (as defined). Accordingly, repayment of a portion of the borrowings may be required in connection with Common Share repurchases by the Fund. In addition, borrowings will be payable upon demand by PNC Bank at any time which is at least thirty days after a vote by shareholders approving the conversion of the Fund to open-end status. There can be no assurance that PNC Bank will not demand repayment in full of all borrowings in connection with the conversion of the Fund to open-end status. Consummation of the additional borrowings from PNC Bank described above is subject to the final negotiation of mutually satisfactory loan documentation. The Fund reserves the right to modify the above terms from time to time and to borrow from another lender.

        Subject to the limitation that total borrowings not exceed one-third of the total value of the Fund's Eligible Assets, the Fund may make additional borrowings if the management of the Fund determines that the return on the borrowed funds is likely to exceed the interest costs on the funds to be borrowed. It will use the borrowed funds to purchase additional securities for the Fund's portfolio. The Fund may also borrow to repurchase its own shares.


        Borrowing by the Fund creates an opportunity for greater total returns but at the same time is a speculative technique involving special risk considerations that are not associated with other funds having similar investment objectives and policies. These include a higher volatility of the net asset value of the Common Shares, potentially more volatility in the market value of the Common Shares and the relatively greater effect on the net asset value of the Common Shares caused by favorable or adverse changes in currency exchange rates. In addition, fluctuations in the interest rates on the Fund's indebtedness will affect the investment return to shareholders, with increases in such rates decreasing such return. So long as the Fund is able to realize a higher net return on the leveraged portion of its investment portfolio than the then current interest rate on the indebtedness, the effect of leverage will be to cause shareholders to realize higher current net investment income than if the Fund were not leveraged. Currently, the Fund's portfolio must experience annual return of 2.14% in order to cover the average rate of interest on the indebtedness effective as of November 28, 1997 of 6.75% (although the interest rate may vary from time to time as noted above). The following table may assist the investor in understanding the effects of leverage by illustrating the effect of leverage on return to a shareholder. The figures appearing in the table are hypothetical, based on the current interest rate which may increase or decrease in the future, and actual returns may be greater or less than those appearing in the table.


Assumed Return on Portfolio (Net of Expenses) -10%     -5%      0%    5%     10%


Corresponding Return to  Shareholder       -15.57%  -8.86%  -2.14%  4.58% 11.29%


        To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to shareholders will be reduced, and if the current interest rate on the indebtedness were to exceed the net return on such portion of the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to shareholders and in a lower net asset value than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would be a greater decrease in the Fund's net asset value than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for Common Shares than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet interest requirements on the indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act (including as a result of share repurchases), it could be necessary for the Fund to liquidate certain of its investments at a time when it may be disadvantageous to do so, thereby reducing its net asset value. In addition, if the Fund fails to meet asset coverage requirements, it may be limited in its ability to make distributions to shareholders, which could under certain circumstances impair the Fund's ability to maintain its qualification for taxation as a registered investment company. See "Taxation."

HIGH-YIELD, HIGH RISK INVESTMENTS

        The Fund is designed for investors who can accept the risks entailed in seeking the highest level of current income available from investments in high yielding, medium and lower quality, fixed-income securities. Investors in the Fund should not rely on the Fund for their short-term financial needs. The principal value of the lower quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

        Fixed-income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will be non-rated. The Fund will rely, however, on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

        The values of high-yield, high risk securities, commonly known as "junk bonds," tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of high-yield, high risk securities and, thus, in the Fund's net asset value. Further, these fixed-income securities are considered by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories; the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments.

        The high-yield, high risk securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness. Moreover, the securities are traded in markets that may be relatively less liquid than the market for higher rated securities because the lower rated securities may be held by relatively few purchasers. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund may also find it more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. The Fund, in most instances, utilizes an independent pricing service to determine the fair value of its securities for financial statement purposes since market quotations are not readily ascertainable. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's net asset value.

        Some of the lower-rated securities in which the Fund invests were issued to raise funds in connection with the acquisition of a company, in a so-called "leveraged buy-out" transaction. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

        Generally, when interest rates rise, the value of fixed rate debt obligations, including high-yield, high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a high-yield, high risk security containing redemption or call provisions exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders.

        The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high-yield, high risk securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain high-yield, high risk securities whose credit ratings have changed. (See
Appendix  for  a  description   of  Moody's  and  S&P's  ratings  of  high-yield
securities).

DIVIDENDS AND DISTRIBUTIONS

        The Fund will not be permitted to declare dividends or other distributions with respect to the Common Shares or purchase Common Shares unless at the time thereof the Fund meets certain asset coverage requirements, including those imposed by the 1940 Act and in connection with the Credit Line. Failure to pay dividends or other distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation" and "Dividends of Distributions; Dividend Reinvestment Plan." In the event the Fund fails to satisfy certain asset coverage requirements, the Fund may be required to repay indebtedness, including through the sale of portfolio securities at a time when such sale may be disadvantageous, which would reduce the Fund's leverage and could negatively affect potential returns with respect to the Common Shares.

PREMIUM/DISCOUNT FROM NET ASSET VALUE


        Shares of closed-end investment companies trade ON AN EXCHANGE ABOVE, at and below net asset value. This characteristic of shares of closed-end investment companies is a risk separate and distinct from the risk that the Fund's net asset value will decline. The Common Shares of the Fund since its inception have generally traded at a premium to net asset value. For example, in the period from the Fund's commencement of operations through NOVEMBER 28, 1997, as of the close of business of the NYSE on the last day in each week on which the NYSE was open (the time the Fund calculates its net asset value per share), closing sale price of the Common Shares on the NYSE exceeded the Fund's net asset value 93% of the time. During the remaining 7% of such time, the Common Shares of the Fund traded at or at a discount to net asset value. The Fund is not able to predict whether its shares will trade above, below or at net asset value in the future. In the event that the Common Shares are not trading at a price greater than or equal to net asset value on the Expiration Date, the Subscription Price will be greater than the market price on the NYSE. See "Prospectus Summary --Net Asset Value and Market Price Information" for the ranges of the market prices and the ranges of the net asset values of the Common Shares for each calendar quarter since March 31, 1995.


        GIVEN THE ABOVE-DESCRIBED INVESTMENT RISKS INHERENT IN THE FUND, INVESTMENT IN COMMON SHARES OF THE FUND SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM AND IS NOT APPROPRIATE FOR ALL INVESTORS. INVESTORS SHOULD CAREFULLY CONSIDER THEIR ABILITY TO ASSUME THESE RISKS BEFORE MAKING AN ADDITIONAL INVESTMENT IN THE FUND.


                             MANAGEMENT OF THE FUND

TRUSTEES AND EXECUTIVE OFFICERS

        The Trustees and the executive officers of the Fund are listed below, together with information as to their principal occupations during the past five years and other principal business affiliations. Each individual listed as a Trustee or executive officer (other than Alan C. Petersen) holds the equivalent position, as a Trustee or executive officer, as the case may be, of CIGNA Institutional Funds Group (a Massachusetts business trust sponsored by CIGNA Corporation currently consisting of one series of shares), CIGNA Funds Group (a Massachusetts business trust sponsored by CIGNA Corporation currently consisting of multiple series of shares, and CIGNA Variable Products Group (a Massachusetts business trust sponsored by CIGNA Corporation consisting of multiple series of shares, which is available solely as the funding vehicle for variable annuity and variable life products) and each person listed as a Trustee or executive officer also serves as a Director or executive officer, as the case may be, of INA Investment Securities, Inc. (a closed-end investment company sponsored by CIGNA Corporation). Trustees identified below with an asterisk are considered interested persons within the meaning of the 1940 Act, because of their affiliation with CIGNA Corporation or its affiliates. Correspondence with any Trustee or officer may be addressed to the Fund, 950 Winter Street, Suite 1200, Waltham, MA 02154.


*R. BRUCE ALBRO, 54, CHAIRMAN OF THE BOARD OF TRUSTEES, PRESIDENT AND TRUSTEE Senior Managing Director and Division Head, CIGNA Portfolio Advisers -CIGNA Investment Management, a division of CIGNA; Senior Managing Director, CII and CIGNA Investment Advisory Company, Inc.; Vice President and Investment Officer, Connecticut General Life Insurance Company and Life Insurance Company of North America; Mr. Albro is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA. Previously Managing Director - Division Head, CII.

HUGH R. BEATH, 66, TRUSTEE
Advisory  Director,   AdMedia  Corporate  Advisors,  Inc.  (Investment Banking)
Previously Managing Director, AdMedia Corporate Advisors, Inc.; Chairman of the Board of Directors, Beath Advisors, Inc. (Investment Adviser).


RUSSELL H. JONES, 53, TRUSTEE
Vice President and Treasurer, Kaman Corporation (helicopters and aircraft components, scientific research); Corporator, Hartford Seminary; Trustee and Senior Fellow, American Leadership Forum. Previously Vice President, Kaman Corporation; Trustee, Connecticut Policy and Economic Counsel; Secretary, Bloomfield Chamber of Commerce; President, Hartford Area Business Economists.


*THOMAS C. JONES, 51, TRUSTEE
President, CIGNA Investment Management, a division of CIGNA; President and Director, CII and CIGNA Investment Group, Inc.; Previously President, CIGNA Individual Insurance, a division of CIGNA; President, P&C Reinsurance Division of CIGNA Reinsurance, a division of CIGNA; Executive Vice President and Chief Operating Officer, NAC Re Corporation.



PAUL J. MCDONALD, 53, TRUSTEE
Senior Executive Vice President and Chief Administrative Officer, Friendly Ice Cream Corporation (family restaurants/dairy products); Chairman, Dean's Advisory Council, University of Massachusetts School of Management; Chairman, Springfield YMCA; Trustee, Springfield College; Regional Director-Western Massachusetts, Bank of Boston; Previously Executive Vice President, Finance and Chief Financial Officer, Friendly Ice Cream Corporation; Vice President, Finance and Chief Financial Officer, Friendly Ice Cream Corporation.


ALFRED A. BINGHAM III, 52, VICE PRESIDENT AND TREASURER
Assistant Vice President, CII.  Previously Senior Vice President, CII.

ALAN C. PETERSEN, 47, VICE PRESIDENT
Managing Director, CII; Portfolio Manager, CIGNA Investment Management, a division of CIGNA.


JEFFREY S. WINER,  40, VICE PRESIDENT AND SECRETARY
Counsel, CIGNA.  Previously Attorney, CIGNA.


        Alan C. Petersen is responsible for management of the Fund's portfolio. Since the commencement of operations of the Fund, Mr. Petersen has served as a Portfolio Manager and a Vice President of the Fund and as a Managing Director and a Portfolio Manager at CII responsible for high yield bond investments. Mr. Petersen has 22 years of investment advising experience including 18 years with CII.

        The Board has created an audit committee from among its members which will meet periodically with representatives of Price Waterhouse LLP, independent accountants for the Fund, a contracts committee which, as part of its duties, considers the terms and the renewal of the investment advisory agreement with the Adviser, and a nominating committee which considers the identification of new members of the Board and the compensation of Trustees. Each committee consists solely of Trustees who are not affiliated with CIGNA Corporation or any of its subsidiaries.

        Each Trustee who is not employed by CIGNA Corporation or any affiliate thereof receives for serving as a Trustee of the Fund, as a Trustee of CIGNA Funds Group, CIGNA Institutional Funds Group and CIGNA Variable Products Group, and as a Director of INA Investment Securities, Inc., an annual retainer of $17,200 plus a fee of $200 for each Board or Committee meeting attended. Such annual retainers, Board Meeting fees and Committee meeting fees are allocated among the Fund, INA Investment Securities, Inc. and each series of shares outstanding of CIGNA Funds Group, CIGNA Institutional Funds Group and CIGNA Variable Products Group.

        The Fund pays no compensation to any of its officers, other than the reimbursement of the costs of the Office of the Treasurer and the Office of the Secretary (see Management of the Fund--Investment Advisory Agreement), or to any of its Trustees who are officers or employees of CIGNA Corporation or its affiliates.

        Pursuant to the requirements of the NYSE, the Fund is required to hold annual meetings of shareholders. While the Fund is subject to this requirement, each Trustee shall be elected on a term expiring on the date of the next annual meeting or until his successor is elected and qualified. In the event that the Fund ceases to be subject to any such requirement, it is anticipated that the Trustees will become a self-perpetuating body and will continue in their positions until they resign or are removed.


        As of DECEMBER 1, 1997, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Common Shares of the Fund.


        The following table sets forth compensation paid by the Fund and by the CIGNA fund complex to Trustees in 1996:


                                                                                                                    Total
                                                                                                                    Compensation
                                                                      Pension or Retirement                         from Fund and
                                                  Aggregate           Benefits Accrued As      Estimated Annual     CIGNA Fund
Name of Person,                                   Compensation        Part of Fund Expenses    Benefits Upon        Complex Paid to
Position with Fund                                from Fund                                    Retirement           Trustees (c)
-----------------------------------------------------------------------------------------------------------------------------------
R. Bruce Albro, Trustee, Chairman and President   $      0            $ -                      $   -                $      0

Hugh R. Beath, Trustee (a)                           10,200             -                          -                  25,600

Russell H. Jones, Trustee                            10,200             -                          -                  25,600

Thomas C. Jones, Trustee                                  0             -                          -                       0

Paul J. McDonald, Trustee (b)                        10,200             -                          -                  25,600

Arthur C. Reeds, III, Trustee (d)                        0              -                          -                       0
                                                  -------------       ---------                -------              --------
                                                   $  30,600          $ -                      $   -                $ 76,800
                                                  -------------       --------                 ---------            ========




(a) All of Mr. Beath's 1996 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $135,139 as of December 31, 1996.

(b) All of Mr. McDonald's 1996 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $43,898 as of December 31, 1996.

(c) There were four (4) investment companies other than the Fund in the CIGNA fund complex.

(d) Mr. Reeds retired from CIGNA corporation and resigned as a trustee in October 1997.

INVESTMENT ADVISORY AGREEMENT

       Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Fund employs CII to manage the investment and reinvestment of the assets of the Fund. Subject to the control and periodic review of the Board of Trustees, CII determines what investments shall be purchased, held, or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash and other temporary investments. CII also is responsible for overall management of the business affairs of the Fund. For the services provided by CII under the Advisory Agreement, the Fund pays CII a fee computed and paid monthly in an amount equal to 0.75% per annum of the Fund's average weekly total asset value for the year not in excess of $200,000,000 and 0.50% per annum of the Fund's average weekly total asset value for the year over $200,000,000. See "Determination of Total Asset Value and Net Asset Value." The Fund incurred a management fee payable to CII of $2,317,000, $2,215,000 and $1,962,000 in 1996,
1995 and 1994, respectively.


       The Advisory Agreement provides that the Fund shall reimburse CII for the cost of maintaining the Office of the Treasurer and the Office of the Secretary. The Office of the Treasurer prepares, files and distributes shareholder, regulatory and tax reports; reports on financial and operational matters to management, the Board of Trustees and its committees; negotiates and monitors agreements with the transfer agents, custodian and other servicing agencies; and establishes and maintains financial and operating systems and controls on behalf of the Fund. The Office of the Secretary oversees the drafting and filing with the Securities and Exchange Commission of registration statements and certain quarterly, semi -annual and annual reports; prepares minutes for meeting of the Board of Trustees and of the committees of the Trustees, proxy statements and other materials for shareholder meetings; compiles meeting materials and agendas; serves as liaison with Board members and handles day-to-day administrative matters for the Fund requiring 1940 Act administrative and corporate secretarial expertise. The allocation of costs for the Office of the Treasurer and the Office of the Secretary are determined by a method whereby 25% of the total cost is allocated equally among the Fund, INA Investment Securities, Inc., CIGNA Variable Products Group, CIGNA Institutional Funds Group and CIGNA Funds Group, and 75% of the total cost is allocated based on relative net assets of each such fund as of the beginning of each calendar year, or as of a date during a calendar year when a newly created fund commences operations. For the fiscal years ended December 31, 1996 and 1995, the Fund reimbursed CII $166,408 and $172,006 respectively, for the costs of maintaining the Office of the Treasurer and the Office of the Secretary.


       CII, at its own expense, furnishes to the Fund office space and facilities and, except with respect to certain legal, administrative and regulatory functions referred to herein, all personnel for managing the affairs of the Fund. The Fund has agreed to reimburse CII for its costs of maintaining the functions described above as provided in the Advisory Agreement.

       The Fund pays all expenses not specifically assumed by CII including compensation and expense of Trustees who are not Directors, officers or employees of CII or any other affiliates of CIGNA Corporation; registration, filing and other fees in connection with filings with regulatory authorities; the fees and expenses of independent accountants; costs of printing and mailing registration statements; prospectuses, proxy statements, and annual and periodic reports to shareholders; custodian and transfer agent fees; brokerage commissions and securities transactions costs incurred by the Fund; taxes and corporate fees; legal fees incurred in connection with the affairs of the Fund; and expenses of meetings of shareholders and Trustees.

       The Fund has acknowledged CIGNA Corporation's control over the name "CIGNA." The Fund would be obliged to change its name to eliminate the word "CIGNA" (to the extent it could lawfully do so) in the event CIGNA Corporation were to withdraw its permission for use of such name. CIGNA Corporation has agreed not to withdraw such permission from the Fund using the name "CIGNA" so long as an affiliate of CIGNA Corporation shall be the investment adviser for the Fund.

                                PORTFOLIO TRADING

       It is the policy of CII on behalf of its clients, including the Fund, to have purchases and sales of portfolio securities executed at the most favorable overall terms, considering all costs of the transaction, including brokerage commissions and spreads, and research and other services received, consistent with obtaining best execution.

       In seeking best overall terms, CII selects brokers or dealers on the basis of their professional capability and the value and quality of their brokerage services. Brokerage services include the ability to execute most effectively large orders without adversely affecting markets and the positioning of securities in order to effect orderly sales for clients.

       The officers of CII determine, generally without limitation, the brokers and dealers through whom, and the commission rates at which, securities transactions for client accounts are executed. The officers of CII may select a broker or dealer who may receive a commission for portfolio transactions exceeding the amount another broker or dealer would have charged for the same transaction if they determine that such amount of commission is reasonable in relation to the value of the brokerage or research services performed or provided by the executing broker or dealer, viewed in terms of either that particular transaction or CII's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by CII or accounts advised by other investment advisers which are related persons of CII.

       If two or more brokers or dealers are considered able to offer the same favorable price with the equivalent likelihood of best execution the officers of CII may prefer the broker or dealer who has furnished research services. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services are used in advising all accounts, including accounts advised by related persons of CII, and not all such services are necessarily used by CII in connection with the specific account that paid commissions to the broker or dealer providing such services.

       The overall reasonableness of brokerage commissions paid is evaluated continually. Such evaluation includes review of what competing brokers/dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

       In addition, CII may, if permitted by applicable law, use brokerage commissions to pay for products or services (other than brokerage and research services) obtained from broker/dealers and third parties to the extent that such products and services provide lawful and appropriate assistance to CII's investment decision-making process. Where the research service product has a mixed use (i.e., the product may serve a number of functions certain of which are not related to the making of investment decisions), CII allocates the cost of the product on a basis which it deems reasonable, according to the various uses of the product, and maintains records documenting the allocation process followed. Only that portion of the cost of the product allocable to research services is paid from the Fund. CII does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures except in new issue, fixed price underwritings with NASD members.


       CIGNA advises that Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"), 767 Fifth Avenue, New York, NY 10153, reported that as of December 31, 1996 it held 6,067,405 shares, or 8.1%, of the outstanding common stock of CIGNA for the accounts of discretionary clients who have the right to receive dividends on these shares and any proceeds from the sale of these shares. Sanford Bernstein also reported sole voting power as to 3,078,935, and sole dispositive power as to 6,067,405, of these shares. Therefore, Sanford Bernstein cannot act as a broker in connection with the sale of securities to or by the Fund unless it complies with Section 17(e) of the 1940 Act and Rule 17e -1 thereunder. During 1996 and through September 30, 1997, the Fund did not use Sanford Bernstein as a broker.


       Most of the Fund's transactions are effected on a principal basis with dealers, or in the case of new issues, underwriters. Transactions with dealers on a principal basis do not involve the payment of brokerage commissions, although the price paid for the security includes a profit margin for the dealer. Purchases from dealers serving as primary market makers reflect the spread between the bid and asked prices. The Fund paid no brokerage commissions during any of the three most recent fiscal years.


             DETERMINATION OF TOTAL ASSET VALUE AND NET ASSET VALUE

       The total asset value and net asset value of the Common Shares is computed by the Custodian weekly on the last day of the week on which the NYSE is open for trading. These determinations are made on each such day at the close of the NYSE by dividing the number of outstanding Common Shares into the total assets and net assets of the Fund. Net asset value is the excess of the Fund's total assets over its liabilities.


       Securities actively traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional -size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including sixty days are valued at amortized cost, which approximates market. Other securities and assets of the Fund, with the exception of futures contracts, are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees of the Fund.


       Timely and reliable market quotations may not be generally available to the Fund for purposes of valuing privately placed securities. Accordingly, the value of such securities will be determined in accordance with specific procedures established by the Board of Trustees. Under these procedures, at intervals established by the Board of Trustees (e.g., once per month), the Fund will seek a price quotation for each restricted security held in the Fund's portfolio from a broker-dealer believed by the Adviser to be a reliable source for such quotations. Concurrently, the Fund will calculate the yield to maturity of each such restricted security and the yield to maturity of a U.S. Treasury security of comparable maturity. During the interval between the receipt of price quotations, the value of each such restricted security will be determined by reference to fluctuations in the published yield of such a Treasury security and the spread calculated above, unless the Adviser believes that special circumstances warrant a more frequent valuation. Such procedures may determine only the approximate value of such securities.

       The initial margin deposit made upon entering into a futures contract is recognized as an asset due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

       The premium paid by the Fund for the purchase of a call or put option on futures contracts is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. The current market value of a purchased option on futures contracts is the last bid price. If an option on futures contracts which the Fund purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a purchased put option on futures contracts, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option on futures contracts, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.


             DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

       The Fund distributes to shareholders substantially all of its net investment income in monthly dividends on or about the 10th day of each month. Capital gains, if any, net of capital losses, are distributed annually, with such distribution to be declared in December of each year, or otherwise as required by Treasury regulations then in effect. Shareholders are informed of the tax consequences of the Fund's distributions after the end of the Fund's fiscal year. See "Taxation."

       Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the
"Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash, which will be paid by check and mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below.

       If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined on the payment date, participants will be issued shares of the Fund at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the NYSE or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per Common Share purchase price paid by the Dividend Paying Agent may exceed the asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or contribution had been paid in shares issued by the Fund.

       Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

       The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant (other than participants whose Common Shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those Common Shares purchased pursuant to the Plan.

       In the case of shareholders such as banks, brokers or nominees which hold Common Shares for others who are the beneficial owners, the Dividend Paying Agent administers the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose Common Shares are held in the name of banks, brokers or nominees must confirm with such entities that participation in the Plan is possible. Those who participate in the Plan may subsequently elect not to participate by notifying such entities.

       There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

       Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence or inquiries concerning the Plan should be directed to State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts 02266-8200 or by telephone call to 1-800-426-5523.

                                    TAXATION

The following discussion offers only a brief outline of the federal income tax consequences of investing in Common Shares. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state and local taxes upon such an investment.

GENERAL


       The Fund intends for each taxable year to qualify as a "regulated investment company" ("RIC") under the Code. As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends and interest but excludes net long-term capital gains in excess of net short term capital losses) for the taxable year (the "Distribution Requirement"). To the extent that the Fund retains its capital gains for investment, it will be subject under current tax rates to federal income tax at a maximum effective rate of 35% on the amount retained.

       For the Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); (2) through December 31, 1997, less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months (the "Short-Short Limitation", which is repealed for the Fund's tax years beginning after December 31, 1997); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer (other than U.S. Government securities).

       The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income (not taking into account any capital gains or losses) for that year; (2) 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for the twelve -month period ending on October 31 of that year; and (3) all ordinary income and capital gains for previous years that were not distributed in such years. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

       If in any taxable year the Fund fails to qualify as a RIC under the Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its stockholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholder's hands as mid-term or long term capital gains.

       If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of Common Shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to qualify for taxation as a RIC or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain) or both.

       For any period during which the Fund qualifies as a RIC, dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional Common Shares. Distributions from net mid -term or long -term capital gains are taxable as mid-term or long-term capital gains regardless of the length of time a shareholder has held Common Shares. Distributions not made out of the Fund's earnings and profits will be treated as a return of capital and taxed as capital gain to the extent the distribution exceeds the basis of the Common Share with respect to which it is distributed.


       Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.


       The sale of Common Shares by a shareholder is a taxable event and may result in capital gain or loss. Any loss incurred on sale of Common Shares held for one year or more will be treated as a mid-term or long-term capital loss to the extent of capital gain dividends received with respect to those Common Shares. If a shareholder receives a distribution taxable as mid-term or long -term capital gain with respect to Common Shares and sells such Common Shares without having held the shares for more than six months, then any loss on the redemption or exchange will be treated as mid-term or long-term loss to the extent of the capital gain distribution.

       Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to U.S. Treasury and agency obligations. The Fund is required to withhold 20% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.


        Investors should carefully consider the tax implications of buying shares of Common Stock just prior to a distribution, as the price of shares purchased at this time may reflect the amount of the forthcoming distribution which will, except in unusual circumstances, be taxable when received.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS


       The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short -Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.


FOREIGN INCOME TAXES

       Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

       If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under U.S. Treasury regulations, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

       Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES

       Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

BACKUP WITHHOLDING

       The Fund may be required to withhold for U.S. federal income tax purposes 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their current taxpayer identification number or who fail to make required certificates or if the Fund or a shareholder has been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

                            CERTAIN OWNERS OF RECORD


       To the knowledge of the Fund, no person owned beneficially five percent or more of the outstanding Common Shares of the Fund at November 28, 1997. Cede & Co., as nominee, held of record 89.7% of the outstanding Common Shares at November 28, 1997.



                          CONVERSION TO OPEN-END STATUS

       The Fund's Board of Trustees may elect at any time to submit to the shareholders a proposal to convert the Fund to an open-end investment company. Any such conversion of the Fund to an open-end company, would require the affirmative vote of the holders of a majority of the outstanding shares of the Fund, within the meaning of the 1940 Act. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end company, it could be required to liquidate portfolio securities to meet requests for redemption and its Common Shares would no longer be listed on the NYSE. Borrowings made against the Credit Line will be repayable upon demand by PNC Bank prior to the conversion of the Fund to open-end status. See "Risk Factors and Special Considerations-Leverage."


                              DESCRIPTION OF SHARES

GENERAL


       The Fund's Amended and Restated Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (the "Common Shares"). Shareholders are entitled to one vote for each Common Share held and to vote in the election of Trustees and on other matters submitted to meetings of shareholders. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its Common Shares. Under certain circumstances, shareholders have the right to communicate with other shareholders and to remove Trustees. Common Shares have no pre-emptive or conversion rights. Common Shares, when issued, are fully paid and non-assessable to the Fund except as set forth below under "Description of Shares--Certain Provisions of the Declaration of Trust."

       The Fund's Declaration of Trust permits the Trustees to divide or combine the Common Shares into a greater or lesser number of Common Shares without thereby changing the proportionate beneficial interest in the Fund. Each Common Share represents an equal proportionate interest in the Fund with each other Common Share. The Fund has no present intention of offering additional Common Shares, except those being offered pursuant to this Rights Offering, except that additional Common Shares may be issued under the Fund's dividend reinvestment plan. Other offerings of its Common Shares, if made, will require approval of the Fund's Board of Trustees. Any additional offering will be subject to the requirements of the 1940 Act that Common Shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing shareholders or with the consent of the holders of a majority of the Fund's Common Shares.

       The Fund may be terminated by the vote of the holders of two -thirds of its outstanding Common Shares. If not so terminated, the Fund will continue indefinitely. Upon liquidation of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders.



       Set forth below is information with respect to the Common Shares, all of which are fully paid and nonassessable by the Fund, as of November 28, 1997:


                            Amount Held by               Amount Outstanding
 Amount Authorized      Fund or for its Account     (exclusive of Fund holdings)
--------------------------------------------------------------------------------

     unlimited                   none                        37,487,000



CERTAIN PROVISIONS OF THE DECLARATION OF TRUST

        The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund property for any shareholder held personally liable for the obligations of the Fund. The Trustees intend that the Fund shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees individually, but only upon the property of the Fund and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he/she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his/her office.

        Under the Declaration of Trust and the Fund's by laws, the Fund is not generally required to hold any annual meeting of shareholders unless obligated to do so by stock exchange requirements or applicable law. Although under current requirements of the New York Stock Exchange the Fund will be obligated to hold an annual meeting of shareholders, in the event that the Fund is no longer subject to any such requirement at a future date, there will be no annual meeting of shareholders unless required by the 1940 Act.

                            CUSTODIAN, TRANSFER AGENT

        The Custodian for the Fund is State Street Bank and Trust Company ("State Street"), P.O. Box 2351, Boston, Massachusetts 02107. Under its Custodian Agreement with the Fund, State Street maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio of the Fund, determines the total asset value and net asset value of shares of the Fund on a weekly basis and performs such other ministerial duties as are included in the Custodian Agreement, a copy of which is on file with the Securities and Exchange Commission.

        The transfer agent for the Fund is State Street Corporate Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts 02266-8200. A copy of the Transfer Agent Agreement is on file with the Securities and Exchange Commission. As indicated above, State Street will also serve as Subscription Agent in connection with the Offer.

                             REPORTS TO SHAREHOLDERS


        The Fund will send unaudited semi -annual and audited annual reports to shareholders, including a list of the portfolio investments held by the Fund.



                              CERTAIN LEGAL MATTERS

        The validity of the Common Shares offered hereby will be passed upon for the Fund by its counsel, Goodwin, Procter & Hoar LLP, Boston, Massachusetts.


                              FINANCIAL STATEMENTS

        The financial statements as of December 31, 1996 and for each for the years indicated in the period ended December 31, 1996 included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The financial statements for the period ended September 30, 1997 included in this Prospectus are unaudited.


                              AVAILABLE INFORMATION


        The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected without charge at the public reference facilities of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the Commission located at Seven World Trade Center, New York, New York 10048 and Suite 1400, 500 W. Madison Street, Chicago, Illinois 60621-2511. Copies of such material may be obtained from the Public Reference Section of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W. Washington, D.C. 20549, and its public reference facilities in New York, New York, and Chicago, Illinois, at prescribed rates. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York, 10005.

        Additional information regarding the Fund is contained in the Registration Statement on Form N-2 (and any amendments, exhibits and schedules thereto) relating to Common Shares, as filed by the Fund with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement (and any amendments, exhibits and schedules thereto). For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                          INDEX TO FINANCIAL STATEMENTS




Investments in Securities, September 30, 1997 (Unaudited)................  F-2

Statement of Assets and Liabilities, September 30, 1997 (Unaudited)......  F-5

Statement of Operations For the Nine Months
Ended September 30, 1997 (Unaudited).....................................  F-5

Statement of Changes in Net Assets
Nine Months Ended September 30, 1997 (Unaudited) and Year Ended
December 31, 1996........................................................  F-6

Statement of Cash Flows For the Nine Months
Ended September 30, 1997 (Unaudited).....................................  F-6

Notes to Financial Statements............................................  F-7

Investments in Securities, December 31, 1996.............................  F-11

Statement of Assets and Liabilities, December 31, 1996...................  F-14

Statement of Operations, Year Ended December 31, 1996....................  F-14

Statement of Changes in Net Assets, Years Ended December 31, 1996 and
December 31, 1995........................................................  F-15

Statement of Cash Flows, Year Ended December 31, 1996....................  F-15

Notes to Financial Statements............................................  F-16

Report of Independent Accountants........................................  F-20

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1997
(Unaudited)


                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
BONDS AND NOTES - 125.0%
AUTO AND TRUCK - 3.6%
Advanced Accessory System L.L.C.,
    9.75%, 2007 (144A security
    acquired Sep 1997 for $996,230)**    $    1,000   $       996
A.P.S., Inc., 11.875%, 2006                   4,000         3,720
Johnstown American Industries, Inc.,
   11.75%, 2005                               5,500         5,940
                                                      ------------
                                                           10,656
                                                      ------------
BROADCASTING & MEDIA - 15.1%
All American Communications, Inc.,
   10.875%, 2001                              5,000         5,344
American Media Operations, Inc.,
   11.625%, 2004                              2,750         3,011
Garden State Newspapers, Inc.,
   12%, 2004                                  5,000         5,500
   8.75%, 2009 (144A security
   acquired Sep 1997 for $1,491,225)**        1,500         1,491
Grupo Televisa, S.A., 11.875%, 2006           5,000         5,775
Katz Media Corp., 10.5%, 2007                 2,400         2,574
Lodgenet Entertainment Corp.,
     10.25%, 2006                             3,500         3,622
MDC Communications Corp.,
    10.5%, 2006                               2,500         2,681
Petersen Publishing Co., L.L.C.,
   11.125%, 2006                              2,000         2,250
Sullivan Broadcasting, Inc.,
   10.25%, 2005                               2,000         2,110
TCI Satellite Entertainment, Inc.,
   10.875%, 2007 (144A security
   acquired Feb 1997 for $5,520,000)**        6,000         6,300
TV Azteca, S.A. de C.V.,
   10.5%, 2007                                4,000         4,160
                                                      ------------
                                                           44,818
                                                      ------------

CABLE TV - 7.9%
Frontiervision Operating Partners, L.P.,
    11%, 2006                                 4,000         4,360
Galaxy Telecom, L.P.,  12.375%, 2005          5,000         5,475
Marcus Cable Co., L.P.,
   11.875%, 2005                              5,500         6,016
Multicanal S.A., 10.5%, 2007                  3,000         3,202
Rifkin Acquisition Partners, L.L.L.P.,
   11.125%, 2006                              4,000         4,340
                                                      ------------
                                                           23,393
                                                      ------------

CONSUMER PRODUCTS & SERVICES - 7.7%
AMF Group, Inc., 10.875%, 2006                3,000         3,270
Anchor Advanced Products, Inc.,
    11.75%, 2004                              1,250         1,337
Drypers Corp., 10.25%, 2007                   2,000         2,015
Hines Horticulture, Inc., 11.75%, 2005        5,000         5,450

                                                          MARKET
                                           PRINCIPAL       VALUE
                                             (000)         (000)
------------------------------------------------------------------
CONSUMER PRODUCTS & SERVICES - (CONTINUED)
Lifestyle Furnishings International Ltd.,
   10.875%, 2006                          $   4,000    $    4,470
Renaissance Cosmetics, Inc.,
   11.75%, 2004                               4,500         4,601
Simmons Co., 10.75%, 2006                     1,500         1,586
                                                      ------------
                                                           22,729
                                                      ------------
CONTAINERS AND PAPER - 14.4%
Berry Plastics Corp., 12.25%, 2004            3,500         3,859
Calmar, Inc., 11.5%, 2005                     5,000         5,450
Crown Paper Co. 11%, 2005                     4,500         4,838
Grupo International Durango, S.A.
   12.625%, 2003                              3,000         3,420
Indah Kiat Finance Mauritius Ltd.,
   10%, 2007 (144A security acquired
   June 1997 for $1,738,572)**                3,250         3,177
Packaging Resources, Inc.,
   11.625%, 2003                              4,775         5,014

Pindo Deli Finance Mauritius Ltd.,
   10.75%, 2007 (144A security
   acquired Sep 1997 for $4,012,190)**        4,000         3,988
Printpak, Inc., 10.625%, 2006                 5,000         5,400
Riverwood International Corp.,
   10.625%, 2007 (144A security
   acquired July & Aug 1997
   for $3,517,500)**                          3,500         3,640
Tjiwi Kimia Finance Mauritius Ltd.,
   10%, 2004 (144A security acquired
   July, August and Sep 1997
   for $3,921,238)**                          3,950         3,866
                                                      ------------
                                                           42,652
                                                      ------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 7.0%
Axiohm, Inc., 9.75%, 2007 (144A
    security acquired  Sep 1997
    for $1,000,000)**                         1,000         1,000
Dictaphone Corp., 11.75%, 2005                1,100           902
Exide Electronics Group, Inc.,
    11.5%, 2006                               4,000         4,575
International Wire Group, Inc.,
   11.75%, 2005                               4,500         4,927
   11.75%, 2005 (144A security
   acquired June 1997 for $1,087,500)**       1,000         1,095
Telex Communications, Inc.,
   10.5%, 2007 (144A security
   acquired Apr 1997 for $4,039,375)**        4,000         4,090
Viasystems, Inc., 9.75%, 2007
   (144A security acquired June 1997
   for $4,025,000)**                          4,000         4,160
                                                      ------------
                                                           20,749
                                                      ------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1997 (Unaudited) (Continued)


                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
ENERGY - 1.7%
Statia Terminals International,
    11.75%, 2003                         $    4,900    $    5,121
                                                      ------------
ENTERTAINMENT - 9.2%
Alliance Gaming Corp.,
   10%, 2007 (144A  security acquired
   Aug 1997 for $2,984,040)**                 3,000         3,007
American Skiing Co., 12%, 2006                5,250         5,841
Booth Creek Ski Holdings, Inc.,
   12.5%, 2007                                3,250         3,299
Casino America, Inc., 12.5%, 2003             5,500         5,885
Casino Magic of Louisiana Corp.,
   13%, 2003                                  4,500         4,343
Trump Atlantic City Funding, Inc.,
    11.25%, 2006                              5,000         4,850
                                                      ------------
                                                           27,225
                                                      ------------
FINANCIAL - 3.1%
Affinity Group, Inc., 11.5%, 2003             3,000         3,217
Affinity Group Holding, Inc.,
   11%, 2007                                  1,500         1,609
Dollar Financial Group, Inc.,
    10.875%, 2006                             4,150         4,482
                                                      ------------
                                                            9,308
                                                      ------------
FOOD AND BEVERAGES - 10.2%
Americold Corp., 12.875%, 2008                5,000         6,000
Archibald Corp., 10.25%, 2004
   (144A security acquired June 1997
   for $1,750,000)**                          1,750         1,811
CFP Holdings, Inc., 11.625%, 2004             4,150         4,171
Del Monte Corp., 12.25%, 2007                 6,250         6,828
North Atlantic Trading, Inc.,
   11%, 2004  (144A security
   acquired June 1997 for $3,578,125)**       3,500         3,675
Star Markets Co., Inc., 13%, 2004             4,000         4,560
Van de Kamps, Inc., 12%, 2005                 3,000         3,308
                                                      ------------
                                                           30,353
                                                      ------------
HEALTH CARE - 1.1%
Owens & Minor, Inc., 10.875%, 2006            3,000         3,307
                                                      ------------
INDUSTRIAL - 9.6%
Alvey Systems, Inc., 11.375%, 2003            4,270         4,484
Bucyrus International, Inc.,
    9.75%, 2007 (144A security
    acquired Sep 1997 for
   $3,012,500)**                              3,000         3,000
Crain Industries, Inc., 13.5%, 2005           5,500         6,284
Goss Graphic Systems, Inc.,
   12%, 2006                                  4,625         5,180
High Voltage Energy Corp.,
   10.5%, 2004 (144A security
   acquired Aug 1997 for $2,500,000)**        2,500         2,625



                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
INDUSTRIAL - (CONTINUED)
Neenah Corp., 11.125%, 2007                   2,250         2,452
Viacap S.A., 11.375%, 2007
   (144A security acquired May 1997
   for $4,037,450)**                          4,000         4,470
                                                      ------------
                                                           28,495
                                                      ------------
METALS - 5.2%
Acindar Industria Argentina de
   Aceros S.A., 11.25%, 2004                  2,500         2,716
Euramax International PLC
   11.25%, 2006                               4,000         4,310
Gulf States Steel, Inc., 13.5%, 2003          4,000         4,120
Kaiser Aluminum & Chemical
    Corp., 12.75%, 2003                       4,000         4,320
                                                      ------------
                                                           15,466
                                                      ------------
MISCELLANEOUS - 5.6%
Central Tractor Farm & Country, Inc.,
   10.625%, 2007                              3,000         3,150
Michaels Stores, Inc., 10.875%, 2006          4,000         4,400
Sullivan Graphics, Inc., 12.75%, 2005         5,500         5,555
United Stationers Supply Co.,
    12.75%, 2005                              3,000         3,390
                                                      ------------
                                                           16,495
                                                      ------------

TELECOMMUNICATIONS - 19.4%
CCPR Services, Inc., 10%, 2007                3,500         3,605
Dobson Communications Corp.,
   11.75%, 2007                               2,650         2,633
Fonorola, Inc., 12.5%, 2002                   4,450         4,984
Hermes Europe Railtel BV,
   11.5%, 2007 (144A security
   acquired Aug 1997 for $4,699,062)**        4,500         4,894
IXC Communications, Inc.,
   12.5%***, 2005                             5,500         6,304
Nextlink Communications, Inc.,
   9.625%, 2007                               1,750         1,750
Phonetel Technologies, Inc.,
   12%, 2006                                  4,375         4,386
Price Communications Wireless, Inc.,
   11.75%, 2007 (144A security
   acquired July 1997 for $4,620,625)**       4,600         4,951
Pricellular Wireless, Inc., 10.75%, 2004      2,000         2,160
   10.75%, 2004
Qwest Communications International,
   Inc., 10.875%, 2007                        4,000         4,500

Sprint Spectrum, L.P., 11%, 2006              4,000         4,460
Sygnet Wireless Inc., 11.5%, 2006             5,000         5,325


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1997 (Unaudited) (Continued)

                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
TELECOMMUNICATION - (CONTINUED)
Talton Holdings, Inc., 11%, 2007
   (144A security acquired June 1997
   for $4,000,000)**                     $    4,000   $     4,305
WinStar Equipment Corp.,
   12.5%, 2004 (144A security
   acquired Mar 1997 for $3,000,000)**        3,000         3,300
                                                      ------------
                                                           57,557
                                                      ------------

TEXTILES - 2.8%
Anvil Knitwear, Inc., 10.875%, 2007           4,500         4,669
Avondale Mills, Inc., 10.25%, 2006            3,500         3,797
                                                      ------------
                                                            8,466
                                                      ------------


TRANSPORTATION - 1.4%
Atlas Air, Inc., 10.75%, 2005
   (144A security acquired Aug 1997
    for $4,013,750)**                         4,000         4,120
                                                      ------------

TOTAL BONDS AND NOTES (Cost - $348,600,068)               370,910
                                                      ------------

UNITS - 4.9%
ICF Kaiser International, Inc., 13%, ***
   2003 (each $1,000 unit includes
   4.8 warrants for Common Stock)             5,000         5,038
Metronet Communications Co.,
   12%, 2007 (each $1,000 unit includes
   1 warrant for Common Stock) (144A
   security acquired July 1997 for
   $4,611,875)**                              4,500         4,995
Primus Telecommunications, Inc.,
   11.75%, 2004 (each $1,000 unit
   includes 1 warrant for Common
   Stock)                                     4,250         4,526
                                                      ------------
TOTAL UNITS (Cost - $13,610,288)                           14,559
                                                      ------------

                                             NUMBER
                                            OF SHARES
                                           ------------
WARRANTS - 0.2%
Exide, Inc., Exp. 2006*                       4,000           212
IHF Capital, Inc., Class A & L, 1999*         5,000           300
NS Group, Inc.,  Exp. 2006*                   4,080           135
Wireless One, Inc., Exp. 2000*               15,000             -
                                                      ------------
TOTAL WARRANTS (Cost - $367,518)                              647
                                                      ------------


                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 2.5%
   (Cost - $7,500,000)
COMMERCIAL PAPER - 2.5%
Disney (Walt ) Co.
   6.33%, 10/1/97                             7,500    $    7,500
                                                      ------------
TOTAL INVESTMENTS IN SECURITIES - 132.6%
   (Total Cost - $370,077,874)                            393,616
Liabilities, Less Cash and Other Assets - (32.6%)        (96,891)
                                                      ------------
NET ASSETS - 100% (equivalent to $7.95 per
   share based on 37,342,566 shares outstanding)        $ 296,725
                                                      ============
*   Non-income producing securities.
** Indicates restricted security; the aggregate fair value of restricted securities is $78,956,562 (aggregate cost $76,135,147) which is approximately 27% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
*** Variable rate security. Rate disclosed is as of September 30, 1997.

------------------------------------------------------------------
   PORTFOLIO COMPOSITION (UNAUDITED)
   September 30, 1997

                                          MARKET         % OF
   QUALITY RATINGS* OF                     VALUE        MARKET
   LONG-TERM BONDS                         (000)         VALUE
------------------------------------------------------------------
   Ba/BB                                  $  45,399         11.8%
   B/B                                      315,210         81.8%
   Below B                                   24,860          6.4%
                                        ------------  ------------
                                           $385,469        100.0%
                                        ============  ============

   *The higher of Moody's or Standard & Poor Ratings.

------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES


STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (Uuaudited)


                                            (IN THOUSANDS)
                                            --------------
ASSETS:
Investments at market value
   (Cost - $370,077,874)                        $ 393,616
Cash on deposit with custodian                         14
Receivable for investments sold                     4,007
Interest receivable                                11,099
Investment for deferred compensation plan
   (Cost - $103,446)                                  123
                                              ------------
      TOTAL ASSETS                                408,859
                                              ------------

LIABILITIES:
Loan payable                                       95,000
Dividend payable October 10, 1997 at
   $.0675 per share                                 2,521
Payable for investments purchased                  12,947
Accrued interest payable                            1,131
Accrued advisory fees payable                         199
Deferred trustees' fees payable                       123
Other accrued expenses (including $99,811
   due to affiliate)                                  213
                                              ------------
      TOTAL LIABILITIES                           112,134
                                              ------------
NET ASSETS (Equivalent to $7.95 per share
   based on 37,342,566 shares of beneficial
   interest outstanding; unlimited number of
   shares authorized)                           $ 296,725
                                              ============
COMPONENTS OF NET ASSETS:
Paid in capital                                 $ 323,951
Undistributed net investment income                 1,546
Unrealized appreciation of investments             23,558
Accumulated net realized loss                    (52,330)
                                              ------------
NET ASSETS                                      $ 296,725
                                              ============



STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (Unaudited)

                                               (IN THOUSANDS)
                                            ----------------------
INVESTMENT INCOME
INCOME:
   Interest                                              $ 31,021
EXPENSES:
   Interest expense                          $4,746
   Investment advisory fees                   1,786
   Administrative services                      125
   Shareholder reports                           87
   Custodian fees and expenses                   78
   Transfer agent fees and expenses              37
   Trustees' fees                                36
   Auditing and legal fees                       35
   Other                                         39         6,969
                                            --------   -----------
NET INVESTMENT INCOME                                      24,052
                                                       -----------
REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS
   Net realized gain from securities
      transactions                                          5,843
   Unrealized appreciation of investments                  11,646
                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                             17,489
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $ 41,541
                                                       ===========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES


STATEMENT OF CHANGES IN NET ASSETS

                                    (Unaudited)
                                    NINE MONTHS     YEAR ENDED
                                       ENDED       DECEMBER 31,
                                     SEP 30,1997     1996
                                    -------------------------
                                         (IN THOUSANDS)
                                    -------------------------
OPERATIONS:
                                     $             $
Net investment income                    24,052       31,218
Net realized gain from investments        5,843        9,364
Unrealized appreciation on
   investments                           11,646          781
                                    ------------  -----------
Net increase in net assets
   from operations                       41,541       41,363
                                    ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($.6075
   per share and $.87 per share,
   respectively)                       (22,567)     (31,747)
In excess of net investment income
   ($0.00 per share and $.03 per
   share respectively)                        -      (1,159)
                                    ------------  -----------
Total distributions to shareholders    (22,567)     (32,906)
                                    ------------  -----------

CAPITAL SHARE TRANSACTIONS:
Net increase from 515,955 and
   678,552 capital shares issued to
   shareholders in reinvestment of
   distributions, respectively            4,251        5,270
                                    ------------  -----------
Net increase from capital share
   transactions                           4,251        5,270
                                    ------------  -----------
NET INCREASE IN
   NET ASSETS                            23,225       13,727

NET ASSETS:
Beginning of period                     273,500      259,773
                                    ------------  -----------
End of period (Including
   undistributed net investment
   income of $1,546,020 and
   $60,782, respectively)             $ 296,725    $ 273,500
                                    ============  ===========


--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (Unaudited)



                                                     (IN THOUSANDS)
                                                     ---------------

CASH FLOWS FROM INVESTING AND OPERATING
   ACTIVITIES:
   Purchases of portfolio securities                 $   (187,662)
   Proceeds from sales of portfolio securities            189,324
   Investment income received                              26,883
   Investment and administrative expenses paid             (1,859)
   Interest paid                                           (4,089)
                                                       -----------
   Cash flows provided by investing and operating
   activities                                              22,597
                                                       -----------
CASH FLOWS FROM SHAREHOLDER AND OTHER FINANCING
   ACTIVITIES:
   Distributions to shareholders (net of reinvestment of
     $4,250,951)                                          (21,596)
   Net borrowings                                          (1,000)
                                                       -----------
Cash flows used by shareholder and other financing
   activities                                             (22,596)
                                                       -----------


   Net increase in cash                                         1
   Cash, beginning of period                                   13
                                                       -----------
CASH, END OF PERIOD                                    $       14
                                                       ===========

RECONCILIATION OF NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS TO NET INCREASE IN
   CASH PROVIDED BY INVESTING AND OPERATING
   ACTIVITIES:
   Net increase in net assets resulting from
     operations                                        $   41,541
   Increase in value of investments                       (21,412)
   Change in receivables and liabilities exclusive of
     loan
     and dividend payable                                   2,468
                                                       -----------
Net Cash Provided by Investing and Operating
   Activities                                           $  22,597
                                                       ===========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited)



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of
(A) $101,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 1, 1999. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average borrowings outstanding during the nine months ended September 30, 1997 were $94,568,497 at an average interest rate of approximately 6.71%. As of September 30, 1997, the Fund was paying interest at an average annual rate of 6.63% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the nine months ended September 30, 1997, the Fund paid or accrued $124,857.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the nine months ended September 30, 1997 were $199,648,590 and $195,713,261, respectively.

As of September 30, 1997, the cost of securities for federal income tax purposes was $370,300,234. At September 30, 1997, unrealized appreciation for Federal income tax purposes aggregated $23,347,368 of which $24,520,710 related to appreciated securities and $1,173,342 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1996, the Fund had a capital loss carryover for Federal income tax purposes of $54,834,030 of which $19,305,222, $30,071,289, $3,704,377 and $1,753,142 expire in 1998, 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 1996, the Fund has elected to defer $3,307,368 of capital losses occurring between November 1, 1996 and December 31, 1996 under these rules. Such deferred losses are being treated as arising on the first day of the year ended December 31, 1997.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)



7. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


----------------------------------------------------------------------------------------------------------------------------------
                                                       (Unaudited)
                                                         9 MOS.
                                                         ENDED
                                                       SEP. 30,                           YEAR ENDED DECEMBER 31,
                                                         1997             1996         1995        1994            1993       1992
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                   $    7.43     $    7.19     $    6.59   $    7.54     $      6.99  $    6.62
                                                            -----         -----         -----      ------           -----      ----

INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                                   0.65          0.85          0.84        0.86            0.97       0.98
Net realized and unrealized gaines (losses)                 0.48          0.29          0.60       (0.91)           0.58       0.40
                                                            -----         -----         -----      ------           -----      ----
TOTAL FROM INVESTMENT OPERATIONS                            1.13          1.14          1.44       (0.05)           1.55       1.38
                                                            -----         -----         -----      ------           -----      ----
LESS DISTRIBUTIONS
Distributions from net investment income                   (0.61)        (0.90)        (0.84)      (0.88)          (0.97)     (0.98)
Distributions in excess of net investment income             -             -             -         (0.02)          (0.03)     (0.03)
                                                           ------         -----         -----      ------           -----      ----
TOTAL DISTRIBUTIONS                                        (0.61)        (0.90)        (0.84)      (0.90)          (1.00)     (1.01)
                                                           ------        ------        ------      ------          ------     ------
NET ASSET VALUE, END OF PERIOD                         $    7.95     $    7.43    $     7.19   $    6.59            7.54  $    6.99
                                                                          =====         =====       =====           =====      ====
                                                       ============
MARKET VALUE, END OF PERIOD                            $    9.25     $    8.38    $     7.88   $    7.00   $        8.38  $    7.88
                                                       ============       =====         =====       =====           =====      ====
TOTAL INVESTMENT RETURN:
Per share market value                                     18.74%        19.25%        26.24%      (5.43)%         19.62%     24.36%
Per share net asset value (2)                              15.84%        16.70%        22.93%      (0.76)%         23.25%     21.65%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $ 296,725     $ 273,500    $  259,773   $ 233,454   $     195,489  $ 176,974
Ratio of operating expenses to average net assets           0.79%         1.07%         1.12%       1.17%           1.21%      1.20%
Ratio of interest expense to average net assets             1.68%         2.28%         2.68%       2.10%           1.66%      1.91%
Ratio of net investment income to average net assets        8.49%        11.60%        12.03%      12.33%          12.98%     13.81%
Portfolio turnover                                            53%           78%           60%         72%             48%        45%


(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


8. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  NET REALIZED AND
                                                                               UNREALIZED GAIN (LOSS)
                        INVESTMENT INCOME         NET INVESTMENT INCOME            ON INVESTMENTS       INCR. (DECR.)  IN NET ASSETS
PERIOD ENDED           TOTAL     PER SHARE        TOTAL        PER SHARE          TOTAL      PER SHARE      TOTAL        PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
March 31, 1995        $  9,853     $0.28         $7,424          $0.21              $8,614     $0.24       $10,141          $0.25
June 30, 1995            9,807      0.28          7,417           0.21               6,426     0.18          7,902           0.18
September 30, 1995       9,871      0.27          7,486           0.21               2,544     0.07          4,046           0.08
December 31, 1995       10,232      0.28          7,897           0.22               3,439     0.11          4,230           0.09

March 31, 1996           9,964      0.27          7,742           0.21               1,442     0.04          3,315           0.05
June 30, 1996           10,057      0.28          7,837           0.20               1,661     0.05          3,406           0.06
September 30, 1996      10,375      0.28          8,079           0.22               9,225     0.25         11,144           0.27
December 31, 1996        9,858      0.27          7,560           0.21              (2,183)   (0.06)        (4,138)         (0.14)

March 31, 1997          10,260      0.28          7,970           0.21              (3,094)   (0.08)          (830)         (0.07)
June 30, 1997           10,294      0.28          8,000           0.22              11,995     0.32         13,707           0.34
September 30, 1997      10,467      0.28          8,082           0.22               8,588     0.23         10,349           0.25

------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1996


                                                               MARKET
                                                   PRINCIPAL    VALUE
                                                       (000)    (000)
---------------------------------------------------------------------
BONDS AND NOTES - 129.9%
AUTO AND TRUCK - 8.6%
A.P.S., Inc., 11.875%, 2006                           $3,500   $3,815
Collins & Aikman Products Co., 11.5%, 2006             4,500    4,905
Foamex L.P., 11.25%, 2002                              5,000    5,300
Harvard Industries, Inc.,
  12%, 2004                                            2,000    1,730
  11.125%, 2005                                        4,175    3,465
Johnstown American Industries, Inc., 11.75%, 2005      4,500    4,297
                                                             --------
                                                               23,512
                                                             --------

BROADCASTING & MEDIA - 14.0%
All American Communications, Inc., 10.875%, 2001
  (144A security acquired Oct & Dec 1996 for
  $5,028,750)**                                        5,000    5,075
American Media Operations, Inc., 11.625%, 2004         5,500    5,913
Garden State Newspapers, Inc., 12%, 2004               5,000    5,450
Grupo Televisa, S.A., 11.875%, 2006                    5,000    5,550
Katz Media Corp., 10.5%, 2007 (144A security
  acquired Dec 1996 for $3,017,500)**                  3,000    3,075
Lodgenet Entertainment Corp., 10.25%, 2006 (144A
  security acquired Dec 1996 for $3,000,000)**         3,000    3,008
MDC Communications Corp., 10.5%, 2006                  2,500    2,575
Newsquest Capital PLC, 11%, 2006 (144A security
  acquired April 1996 for $3,500,625)**                3,500    3,622
Petersen Publishing Co., L.L.C., 11.125%, 2006
  (144A security acquired Nov 1996 for
  $2,016,250)**                                        2,000    2,080
Sullivan Broadcasting, Inc., 10.25%, 2005              2,000    2,025
                                                             --------
                                                               38,373
                                                             --------

CABLE TV - 9.2%
Frontiervision Operating Partners, L.P., 11%, 2006     4,000    4,010
Galaxy Telecom, L.P., 12.375%, 2005                    5,000    5,325
Marcus Cable Co., L.P., 11.875%, 2005                  5,500    5,823
Poland Communications, Inc., 9.875%, 2003 (144A
  security acquired Oct 1996 for $2,988,750)**         3,000    2,981

                                                                 MARKET
                                                     PRINCIPAL    VALUE
                                                         (000)    (000)
-----------------------------------------------------------------------
Rifkin Acquisition Partners, L.L.L.P., 11.125%, 2006    $4,000   $4,170
Wireless One, Inc., 13%, 2003                            3,000    2,910
                                                               --------
                                                                 25,219
                                                               --------

CHEMICALS - 5.6%
Harris Chemical North America, Inc., 10.75%, 2003        4,500    4,658
LaRoche Industries, Inc., 13%, 2004                      5,000    5,425
Polymer Group, Inc., 12.25%, 2002                        3,800    4,151
Tri Polyta Finance B.V., 11.375%, 2003                   1,000    1,048
                                                               --------
                                                                 15,282
                                                               --------

CONSUMER PRODUCTS & SERVICES - 6.2%
AMF Group, Inc., 10.875%, 2006                           3,000    3,180
Hines Horticulture, Inc., 11.75%, 2005                   5,000    5,325
Lifestyle Furnishings International Ltd.,
  10.875%, 2006                                          4,000    4,290
Remington Products Co., L.L.C., 11%, 2006                3,000    2,550
Simmons Co., 10.75%, 2006                                1,500    1,579
                                                               --------
                                                                 16,924
                                                               --------

CONTAINERS AND PAPER - 11.9%
Berry Plastics Corp., 12.25%, 2004                       5,500    6,022
Calmar, Inc., 11.5%, 2005                                5,000    5,181
Crown Paper Co. 11%, 2005                                5,500    5,170
Four M Corp., 12%, 2006                                  3,000    3,120
Grupo International Durango, S.A. 12.625%, 2003          3,000    3,263
Packaging Resources, Inc., 11.625%, 2003                 4,500    4,747
Printpak, Inc., 10.625%, 2006 (144A security
  acquired Aug & Dec 1996 for $5,148,750)**              5,000    5,175
                                                               --------
                                                                 32,678
                                                               --------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 6.2%
Advanced Micro Devices, Inc. 11%, 2003                   3,000    3,255
Dictaphone Corp., 11.75%, 2005                           5,000    4,600
Exide Electronics Group, Inc., 11.5%, 2006               4,000    4,170
International Wire Group, Inc., 11.75%, 2005             4,500    4,849
                                                               --------
                                                                 16,874
                                                               --------
The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1996 (Continued)



                                                               MARKET
                                                   PRINCIPAL    VALUE
                                                       (000)    (000)
---------------------------------------------------------------------
ENERGY - 3.2%
Statia Terminals International, 11.75%, 2003 (144A
  security acquired Nov 1996 for $4,905,000)**        $4,900   $5,096
Trans Texas Gas Corp., 11.5%, 2002                     3,500    3,780
                                                             --------
                                                                8,876
                                                             --------

ENTERTAINMENT - 9.0%
Alliance Gaming Corp., 12.875%, 2003                   4,750    4,999
American Skiing Co., 12%, 2006 (144A security
  acquired June 1996, for $5,101,163)**                5,250    5,526
Casino America, Inc., 12.5%, 2003                      5,500    5,211
Casino Magic of Louisiana Corp., 13%, 2003             4,000    3,950
Trump Atlantic City Funding, Inc., 11.25%, 2006        5,000    4,950
                                                             --------
                                                               24,636
                                                             --------

ENVIRONMENTAL - 0.4%
Mid-American Waste Systems, Inc., 12.25%, 2003~*       3,000    1,050
                                                             --------

FINANCIAL - 3.5%
Affinity Group, Inc., 11.5%, 2003                      5,000    5,200
Dollar Financial Group, Inc., 10.875%, 2006
  (144A security acquired Nov & Dec 1996 for
  $4,200,750)**                                        4,150    4,259
                                                             --------
                                                                9,459
                                                             --------

FOOD AND BEVERAGES - 11.2%
Americold Corp., 12.875%, 2008                         5,000    5,175
Grand Union Co., 12%, 2004                             5,000    5,275
Pathmark Stores, Inc.,
  11.625%, 2002                                        4,250    4,314
  12.625%, 2002                                        1,300    1,349
Specialty Foods Corp., 10.25%, 2001                    4,600    4,255
Star Markets Co., Inc., 13%, 2004                      4,000    4,500
Van de Kamps, Inc., 12%, 2005                          5,250    5,722
                                                             --------
                                                               30,590
                                                             --------

HEALTH CARE - 2.5%
Dade International Inc., 11.125%, 2006                 3,250    3,526
Owens & Minor, Inc., 10.875%, 2006                     3,000    3,218
                                                             --------
                                                                6,744
                                                             --------

                                                           MARKET
                                               PRINCIPAL    VALUE
                                                   (000)    (000)
-----------------------------------------------------------------
INDUSTRIAL - 7.4%
Alvey Systems, Inc., 11.375%, 2003                $1,000   $1,043
Crain Industries, Inc., 13.5%, 2005                5,500    6,201
Goss Graphic Systems, Inc., 12%, 2006              4,000    4,120
IMO Industries, Inc., 11.75%, 2006                 4,000    3,720
Interlake Corp., 12.125%, 2002                     5,025    5,201
                                                         --------
                                                           20,285
                                                         --------

METALS - 6.1%
Euramax International PLC 11.25%, 2006 (144A
  security acquired Sept. 1996 for $4,022,500)**   4,000    4,120
GS Technologies Operating Co., Inc., 12%, 2004     3,150    3,268
Jorgensen (Earle M.) Co., 10.75%, 2000             3,250    3,315
Kaiser Aluminum & Chemical Corp., 12.75%, 2003     5,500    5,912
                                                         --------
                                                           16,615
                                                         --------

MISCELLANEOUS - 6.2%
Atrium, Inc., 10.5%, 2006 (144A security
  acquired Nov 1996 for $1,500,000)**              1,500    1,538
Guitar Center Management Co., Inc., 11%, 2006
  (144A security acquired June 1996 for
  $3,784,375)**                                    3,750    3,975
Michaels Stores, Inc., 10.875%, 2006               3,000    2,910
Sullivan Graphics, Inc., 12.75%, 2005              5,500    5,308
United Stationers Supply Co., 12.75%, 2005         3,000    3,315
                                                         --------
                                                           17,046
                                                         --------

TELECOMMUNICATIONS - 12.5%
Comnet Cellular, Inc., 11.25%, 2005                4,000    4,250
Fonorola, Inc., 12.5%, 2002                        4,450    4,828
IXC Communications, Inc., 12.5%***, 2006           5,500    6,023
Phonetel Technologies, Inc., 12%, 2006             3,375    3,493
Pricellular Wireless, Inc., 10.75%, 2004 (144A
  security acquired Nov 1996 for $2,000,000)**     2,000    2,080
Pronet, Inc., 11.875%, 2005                        4,450    4,183
Sprint Spectrum, L.P., 11%, 2006                   4,000    4,280
Sygnet Wireless Inc., 11.5%, 2006                  5,000    5,125
                                                         --------
                                                           34,262
                                                         --------
The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1996 (Continued)



                                                              MARKET
                                                  PRINCIPAL    VALUE
                                                      (000)    (000)
---------------------------------------------------------------------
TEXTILES - 6.2%
Avondale Mills, Inc., 10.25%, 2006                   $3,500   $3,622
CMI Industries, Inc., 9.5%, 2003                      4,935    4,614
Dan River, Inc., 10.125%, 2003                        3,750    3,788
Synthetic Industries, Inc., 12.75%, 2002              4,500    4,961
                                                            ---------
                                                              16,985
                                                            ---------
TOTAL BONDS AND NOTES (Cost - $343,812,372)                  355,410
                                                            ---------

UNITS - 3.3%
NS Group, Inc., 13.5%, 2003 (each $1,000 unit
  includes one warrant for Common Stock)              4,080    4,284
ICF Kaiser International, Inc., 13%, *** 2003
  (each $1,000 unit includes 4.8 warrants for
  Common Stock)                                       5,000    4,750
                                                            ---------
TOTAL UNITS (Cost - $8,706,942)                                9,034
                                                            ---------

                                                   NUMBER
                                                  OF SHARES
                                                  ---------
WARRANTS - 0.1%
Exide, Inc., Exp. 2006*                               4,000      120
IHF Capital, Inc., Class A & L*                       5,000      125
Wireless One, Inc., Exp. 2000*                       15,000       15
                                                            ---------
TOTAL WARRANTS (Cost - $287,316)                                 260
                                                            ---------
TOTAL INVESTMENTS IN SECURITIES - 133.3%
  (Total Cost - $352,806,630)                                364,704
Liabilities, Less Cash and Other Assets - (33.3%)            (91,204)
                                                            ---------
NET ASSETS - 100% (equivalent to $7.43 per
  share based on 36,826,611 shares outstanding)             $273,500
                                                            =========

  * Non-income producing securities.
 ** Indicates restricted security; the aggregate fair value of restricted securities is $51,609,312 (aggregate cost $50,214,412) which is approximately 19% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
*** Variable rate security. Rate disclosed is as of December 31, 1996.
  + Defaulted security.

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (UNAUDITED)

December 31, 1996

                     MARKET   % OF
QUALITY RATINGS* OF   VALUE  MARKET
LONG-TERM BONDS       (000)   VALUE
------------------------------------
Ba/BB                $27,736    7.6%
B/B                  316,374   86.8%
Below B               20,334    5.6%
                    -------- -------
                    $364,444  100.0%
                    ======== =======

* The higher of Moody's or Standard & Poor Ratings.

-------------------------------------------------------------------------------
The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                           (IN THOUSANDS)
                                                           --------------
ASSETS:
Investments at market value
  (Cost - $352,806,630)                                         $364,704
Cash on deposit with custodian                                        13
Interest receivable                                               11,383
Investment for deferred compensation plan
  (Cost - $79,030)                                                    94
Other                                                                  6
                                                           --------------
TOTAL ASSETS                                                     376,200
                                                           --------------
LIABILITIES:
Loan payable 96,000
Dividend payable January 10, 1997 at $.1575 per share              5,800
Accrued interest payable 474 Accrued advisory fees payable           198
Deferred trustees' fees payable 94
Other accrued expenses (including $5,458 due to affiliate)           134
                                                           --------------
        TOTAL LIABILITIES                                        102,700
                                                           --------------
NET ASSETS (Equivalent to $7.43 per share based on
  36,826,611 shares of beneficial interest outstanding;
  unlimited number of shares authorized)                        $273,500
                                                           ==============
COMPONENTS OF NET ASSETS:
Paid in capital                                                 $319,700
Undistributed net investment income                                   61
Unrealized appreciation of investments                            11,912
Accumulated net realized loss                                    (58,173)
                                                           --------------
NET ASSETS                                                      $273,500
                                                           ==============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

                                       (IN THOUSANDS)
                                       --------------
INVESTMENT INCOME
INCOME:
  Interest                                    $40,254
EXPENSES:
  Interest expense                     $6,141
  Investment advisory fees              2,317
  Administrative services                 166
  Custodian fees and expenses             113
  Shareholder reports                     108
  Transfer agent fees and expenses         52
  Trustees' fees                           44
  Auditing and legal fees                  35
  Other                                    60   9,036
                                       ------ -------
NET INVESTMENT INCOME                          31,218
                                              -------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
  Net realized gain from securities
    transactions                                9,364
  Unrealized appreciation of investments          781
                                              -------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS                                  10,145
                                              -------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                             $41,363
                                              =======
The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES

STATEMENT OF CHANGES IN NET ASSETS

                                       YEARS ENDED DECEMBER 31
                                       ----------------------
                                          1996        1995
                                       ----------- ----------
                                           (IN THOUSANDS)
                                       ----------------------
OPERATIONS:
Net investment income                     $31,218    $30,224
Net realized gain from investments          9,364      1,507
Unrealized appreciation on investments        781     19,516
                                       ----------- ----------
Net increase in net assets from
operations                                 41,363     51,247
                                       ----------- ----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.87 per
share and $.84 per share,
respectively)                             (31,747)   (30,104)
In excess of net investment income
($0.03 per share)                          (1,159)
                                       ----------- ----------
Total distributions to shareholders       (32,906)   (30,104)
                                       ----------- ----------
CAPITAL SHARE TRANSACTIONS:
Net increase from 678,552 and
723,005 capital shares issued
shareholders in reinvestment of
distributions, respectively                 5,270      5,176
                                       ----------- ----------
Net increase from capital share
transactions                                5,270      5,176
                                       ----------- ----------
Net Increase in Net Assets                 13,727     26,319
NET ASSETS:
Beginning of period                       259,773    233,454
                                       ----------- ----------
End of period (Including undistributed
net investment income of $60,782
and $466,865, respectively)              $273,500   $259,773
                                       =========== ==========
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1996

                                                            (IN THOUSANDS)
                                                            --------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
  Purchases of portfolio securities                             $(286,023)
  Proceeds from sales of portfolio securities                     276,471
  Investment income received                                       39,431
  Investment and administrative expenses paid                      (2,946)
  Interest paid                                                    (5,971)
                                                            --------------
   Cash flows provided by investing and operating activities       20,962
                                                            --------------
CASH FLOWS FROM SHAREHOLDER AND OTHER FINANCING
  ACTIVITIES:
  Distributions to shareholders (net of reinvestment of
    $5,269,805)                                                   (25,360)
  Net borrowings                                                    4,400
                                                            --------------
Cash flows used by shareholder and other financing
activities                                                        (20,960)
                                                            --------------
  Net increase in cash                                                  2
  Cash, beginning of period                                            11
                                                            --------------
CASH, END OF PERIOD                                                   $13
                                                            ==============
RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET INCREASE IN
  CASH PROVIDED BY INVESTING AND OPERATING
  ACTIVITIES:
  Net increase in net assets resulting from operations            $41,363
  Increase in value of investments                                (19,697)
  Change in receivables and liabilities exclusive of loan and
     dividend payable                                                (704)
                                                            --------------
NET CASH PROVIDED BY INVESTING AND OPERATING
  ACTIVITIES                                                       $20,962
                                                            ==============
The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lend-

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Continued)



ers which will generally enable the Fund to borrow up to the lesser of (A) $101,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement ma tures on May 1, 1999. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average borrowings outstanding during the year ended December 31, 1996 were $93,049,754 at an average interest rate of approximately 6.59%. As of December 31, 1996, the Fund was paying interest at an average annual rate of 6.63% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1996, the Fund paid or accrued $166,408.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the year ended December 31, 1996 were $286,022,810 and $276,471,097, respectively.

As of December 31, 1996, the cost of securities for federal income tax purposes was $352,837,880. At December 31, 1996, unrealized appreciation for Federal income tax purposes aggregated $11,866,033 of which $16,262,684 related to appreciated securities and $4,396,651 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1996, the Fund had a capital loss carryover for Federal income tax purposes of $54,834,030 of which $19,305,222, $30,071,289, $3,704,377 and $1,753,142 expire in 1998, 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following ye ar. For the year ended December 31, 1996, the Fund has elected to defer $3,307,368 of capital losses occurring between November 1, 1996 and December
31, 1996 under these rules. Such deferred losses are being treated as arising on the first day of the year ended December 31, 1997.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Continued)


7. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:

------------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                       1996      1995      1994      1993      1992
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                    $7.19     $6.59     $7.54     $6.99     $6.62
                                                     --------- --------- --------- --------- ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                                0.85      0.84      0.86      0.97      0.98
Net realized and unrealized gains (losses)               0.29      0.60     (0.91)     0.58      0.40
                                                     --------- --------- --------- --------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.14      1.44     (0.05)     1.55      1.38
                                                     --------- --------- --------- --------- ---------
LESS DISTRIBUTIONS:
Distributions from net investment income                (0.90)    (0.84)    (0.88)    (0.97)    (0.98)
Distributions in excess of net investment income           -         -      (0.02)    (0.03)    (0.03)
                                                     --------- --------- --------- --------- ---------
TOTAL DISTRIBUTIONS                                     (0.90)    (0.84)    (0.90)    (1.00)    (1.01)
                                                     --------- --------- --------- --------- ---------
NET ASSET VALUE, END OF PERIOD                          $7.43     $7.19     $6.59     $7.54     $6.99
                                                     ========= ========= ========= ========= =========
MARKET VALUE, END OF PERIOD                             $8.38     $7.88     $7.00     $8.38     $7.88
                                                     ========= ========= ========= ========= =========
TOTAL INVESTMENT RETURN:
Per share market value                                  19.25%    26.24%   (5.43)%    19.62%    24.36%
Per share net asset value (2)                           16.70%    22.93%   (0.76)%    23.25%    21.65%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $273,500  $259,773  $233,454  $195,489  $176,974
Ratio of operating expenses to average net assets        1.07%     1.12%     1.17%     1.21%     1.20%
Ratio of interest expense to average net assets          2.28%     2.68%     2.10%     1.66%     1.91%
Ratio of net investment income to average net assets    11.60%    12.03%    12.33%    12.98%    13.81%
Portfolio turnover                                         78%       60%       72%       48%       45%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each year, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Continued)



8. Quarterly Results (Unaudited). The following is a summary of quarterly results of operations (in thousands except for per share amounts):

-----------------------------------------------------------------------------------------------------------------

                                                            NET REALIZED AND
                                                               UNREALIZED
                                                               GAIN (LOSS)
      PERIOD       INVESTMENT INCOME  NET INVESTMENT INCOME   ON INVESTMENTS             NET ASSETS
       ENDED        TOTAL  PER SHARE   TOTAL    PER SHARE    TOTAL   PER SHARE    INCREASE (DECREASE)  PER SHARE
-----------------------------------------------------------------------------------------------------------------
March 31, 1995      $9,853      $.28    $7,424        $.21   $8,614      $.24             $10,141      $.25
June 30, 1995        9,807       .28     7,417         .21    6,426       .18               7,902       .18
September 30, 1995   9,871       .27     7,486         .21    2,544       .07               4,046       .08
December 31, 1995   10,232       .28     7,897         .21    3,439       .11               4,230       .09

March 31, 1996       9,964       .27     7,742         .21    1,442       .04               3,315       .05
June 30, 1996       10,057       .28     7,837         .20    1,661       .05               3,406       .06
September 30, 1996  10,375       .28     8,079         .22    9,225       .25              11,144       .27
December 31, 1996    9,858       .27     7,560         .21   (2,183)     (.06)             (4,138)     (.14)

-------------------------------------------------------------------------------



REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CIGNA High Income Shares

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA High Income Shares (the "Fund") at December 31, 1996, the results of its operations and cash flows for the year then ended, changes in its net assets and the financial highlights for each of the years indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
February 14, 1997

-------------------------------------------------------------------------------



1996 TAX INFORMATION (UNAUDITED)

During 1996, the Fund declared ordinary income dividends of $0.90 per share. There were no capital gain distributions. The 15.75 cents distribution which was declared in December 1996 (which includes the regular monthly dividend of 6.75 cents per share plus an extra year end amount of 9 cents) complied with a provision of the Internal Revenue Code, as amended, that requires an investment company to distribute substantially all of its accumulated net investment income by the end of each calendar year. Such distributions must be declared prior to December 31 and paid prior to the following January 31. PLEASE NOTE THAT THE DECEMBER 1996 DISTRIBUTION IS CONSIDERED 1996 TAXABLE INCOME, EVEN THOUGH RECEIVED IN 1997, WHICH IS CONSISTENT WITH THE TREATMENT OF DECEMBER 1995 DISTRIBUTION (PAID ON JANUARY 10, 1996) THAT WAS CONSIDERED 1995 TAXABLE INCOME. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your Federal income tax return and must be reported by the Fund to the Internal Revenue Service.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT PLAN

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees

-------------------------------------------------------------------------------



or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan including requests for additional information or an application brochure or general inquires about your account should be directed to State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, MA 02266-8200 or you may call toll-free 1-800-426-5523.

                     APPENDIX - DESCRIPTION OF BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.

         Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A:       Bonds  that  are  rated  A possess many  favorable  investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds that are rated Baa are considered as medium grade obligations (i.e, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B:       Bonds which are rated B generally lack characteristics of  the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa:     Bonds which are rated Caa are of  poor standing.  Such  issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca:      Bonds  which  are  rated  Ca represent  obligations  that  are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C:       Bonds which are  rated C are the lowest-rated  class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Moody's applies numerical modifiers in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION

         AAA:     An obligation rated 'AAA' has  the highest rating assigned  by
S&P.  The obligor's  capacity to  meet  its financial  commitment  is  EXTREMELY
STRONG.

         AA:      An obligation  rated  'AA'  differs  from  the  highest  rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

          A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

         BBB: An obligation rated 'BBB' exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significantly speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: An obligation rated 'BB' is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated 'B' is MORE VULNERABLE to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated 'CCC' is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated 'CC' is CURRENTLY HIGHLY VULNERABLE to nonpayment.

         C:   The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D: An obligation rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to server prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                     PART B
                                     ------


                                 NOT APPLICABLE

                                     PART C
                                     ------

                                OTHER INFORMATION

Item 24.          Financial Statements and Exhibits
                  ---------------------------------

         (1)      Investments in Securities, September 30, 1997
                  Statement of Assets and Liabilities, September 30, 1997
                     (Unaudited)
                  Statement of Operations For the Nine Months
                     Ended September 30, 1997 (Unaudited)
                  Statement of Changes in Net Assets
                  Nine Months Ended September 30, 1997 (Unaudited)and Year Ended
                     December 31, 1996
                  Statement of Cash Flows For the Nine Months Ended
                     September 30, 1997 (Unaudited)
                  Notes to Financial Statements
                  Financial Statements included in Prospectus (Part  A):
                  Investments in Securities, December 31, 1996
                  Statement of Assets and Liabilities, December 31, 1996 Statement of Operations, Year Ended December 31, 1996 Statement of Changes in Net Assets, Years Ended
                     December 31, 1996 and  December 31, 1995
                  Statement of Cash Flows, Year Ended December 31, 1996
                  Notes to Financial Statements
                  Report of Independent Accountants




      (2)   EXHIBITS:

             a.  (i)   Amended and Restated Agreement and  Declaration of  Trust
                       dated as of April 5, 1988, incorporated by  reference  to
                       Exhibit  1   to    Pre-Effective   Amendment  No.  3   to
                       Registrant's Registration Statement on  Form  N -2  filed
                       July 15, 1988 (1933 Act File No. 33 -20368).
                (ii)   Amendment  No. 1 to Amended and  Restated  Agreement  and
                       Declaration   of  Trust  dated  as  of  July  26,   1988,
                       incorporated    by   reference   to   Exhibit   1(b)   to
                       Pre-Effective    Amendment   No.   4   to    Registrant's
                       Registration Statement on Form N -2 filed August 10, 1988
                       (1933 Act File No. 33 -20368).
             b.  (i)   By-Laws as  amended  through  August 15, 1988 dated as of
                       October 27, 1992, incorporated by reference to Exhibit  2
                       to Amendment No. 2 to Registrant's Registration Statement on Form N-2 filed March 8, 1988 (1933 Act File No.
                       33-20368).
                (ii)   Amendment No. 1 to By -LAWS as amended through August 15,
                       1988 dated as of October 27, 1992, incorporated by reference to Exhibit b(ii) to Registrant's Registration
                       Statement  on Form N -2 filed  January 21, 1994 (1933 Act
                       File No. 33-74180).

            c.         Not Applicable.

            d.  (i)    Relative  to  the  rights  of  shareholders,  Article  IV
                       and  Article  V  of  Registrant's  Amended  and  Restated
                       Declaration   of  Trust   dated  as  of  April  5,  1988,
                       incorporated  by reference to Exhibit 1 to  Pre-Effective
                       Amendment No. 3 to Registrant's Registration Statement on
                       Form  N-2  filed  July  15,  1988  (1933  Act  File   No.
                       33-20368).
                (ii)   Relative  to the rights of  shareholders,  Section 7.4 of
                       Article 7 of  Amendment  No. 1 to  Amended  and  Restated
                       Agreement and  Declaration  of Trust dated as of July 26,
                       1988,  incorporated  by  reference  to  Exhibit  1(b)  to
                       Pre-Effective    Amendment   No.   4   to    Registrant's
                       Registration Statement on Form N -2 filed August 10, 1988
                       (1933 Act File No. 33 -20368).
     *          (iii)  Form of Exercise Form.

     *          (iv)   Form of Notice of Guaranteed Delivery.
     *          (v)    Form of Nominee Over-Subscription Form.
     *          (vi)   Subscription Rights Agency Agreement dated as of  October
                       7,  1997  between  Registrant  and  State Street Bank and
                       Trust Company.
     *          (vii)  Information  Agent  Agreement  dated  as of September 22,
                       1997    between   Registrant   and   Corporate   Investor
                       Communications, Inc.
     *      e.         Dividend Reinvestment Plan  Brochure, effective  December
                       1, 1997.
            f.         (i) Amended and Restated Revolving Credit Agreement dated
                       as of August 20, 1993, by and among Registrant,  PNC Bank
                       National Association and PNC Bank, National  Association,
                       incorporated by reference to Exhibit f(i) to Registrant's
                       Registration  Statement  on Form N -2 filed  January  21,
                       1994 (1933 Act File No. 33 -74180).
     *          (ii)   Modification Agreement to Amended and Restated  Revolving
                       Credit Agreement dated as of March 11, 1994, by and among
                       Registrant and PNC Bank, National Association.
      *         (iii)  Modification  Agreement to Amended and Restated Revolving
                       Credit Agreement dated as of June 28, 1994, by and  among
                       Registrant, Societe  Generale  and  PNC   Bank,  National
                       Association.
     *          (iv)   Modification Agreement to Amended and Restated  Revolving
                       Credit Agreement dated as of June 30, 1994, by and  among
                       Registrant,  Societe  Generale  and  PNC  Bank,  National
                       Association.
     *          (v)    Modification Agreement to Amended and  Restated Revolving
                       Credit  Agreement dated  as of December 1, 1994,  by  and
                       among Registrant, Societe Generale and PNC Bank, National
                       Association.
     *          (vi)   Modification Agreement to Amended and Restated  Revolving
                       Credit  Agreement  dated as of December 1, 1994,  by  and
                       among  Registrant  and PNC Bank, National  Association.
     *          (vii)  Second Amended and Restated Revolving Credit Note,  dated as  of  January 23,  1996,  by  Registrant  to PNC  Bank,
                       National  Association.
     *          (viii) Modification Agreement to Amended and Restated  Revolving
                       Credit  Agreement dated as  of January 23, 1996,  by  and
                       among Registrant and PNC Bank,  National  Association.
     *          (ix)   Modification Agreement to Amended and Restated  Revolving
                       Credit  Agreement dated as  of  September 18, 1996, among
                       Registrant and PNC Bank, National Association.
            g.         Investment Advisory Agreement dated as  of  April 5, 1988
                       between   Registrant   and   CIGNA   Investments,   Inc.,
                       incorporated  by  reference to Exhibit 6 to Pre-Effective
                       Amendment No. 4 to Registrant's Registration Statement on
                       Form  N-2  filed  August 10,  1988  (1933  Act  File  No.
                       33-20368).

            h.         Not Applicable.

            i.         Form of Trustees' Deferred Fee Agreement, incorporated by
                       reference  to  Exhibit  i  to  Registrant's  Registration
                       Statement  on  Form  N-2 filed January 21, 1994 (1933 Act
                       File No. 33 -74180).
            j.         Custodian Agreement dated as of  March 31,  1988  between
                       Registrant  and  State  Street  Bank  and Trust  Company,
                       incorporated by reference to Exhibit 9  to  Pre-Effective
                       Amendment No. 4 to Registrant's Registration Statement on
                       Form  N-2  filed  August 10,  1988  (1933  Act  File  No.
                       33-20368).
            k.  (i)    Registrar,   Transfer   Agency  and   Service   Agreement
                       dated as of April 6, 1990  between  Registrant  and State
                       Street Bank and Trust Company, incorporated by reference to Exhibit k(i) to Registrant's Registration Statement on Form N-2 filed January 21, 1994 (1933 Act File No.
                       33-74180).

     *          (ii)   Powers of Attorney.

     *      l.         Opinion  and  Consent  of  Goodwin,  Procter &  Hoar LLP,
                       Counsel.
            m.         Not Applicable.

     *      n.         Consent of Price Waterhouse LLP, Independent Accountants.
            o.         Not Applicable.

            p.         Not Applicable.
            q.         Not Applicable.
     *      r.         Financial Data Schedule.

Item 25.    Marketing Arrangements
            ----------------------

     Not applicable.

Item 26.    Other Expenses of Issuance and Distribution
            -------------------------------------------

     The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration
Statement:


        Registration fees....................................................     $30,508
        New York Stock Exchange listing fee..................................      25,650
        Printing and engraving...............................................      70,000
        Fees and expenses of qualification under state securities laws
          (including fees of counsel)........................................       1,000
        Accounting fees and expenses.........................................      15,000
        Legal fees and expenses..............................................     125,000
        Subscription agent and mailing expenses..............................      60,000
        Information Agent fees and expenses..................................      60,000
        Miscellaneous........................................................      38,842



          Total..............................................................    $426,000
                                                                                  -------


Item 27.      Persons Controlled by or Under Common Control with Registrant
              -------------------------------------------------------------

        None.



Item 28.      Number of Holders of Securities
              -------------------------------


        As of November 30, 1997:


               Title of Class                          Number of Record Holders
               --------------                          ------------------------


        Shares of Beneficial Interest                            2,477


Item 29.       Indemnification
               ---------------

        The Amended and Restated Agreement and Declaration of Trust, dated as of April 5, 1988, as amended (the "Trust Agreement"), provides, among other things, for the indemnification out of Registrant's assets of the Trustees and officers of Registrant against all liabilities incurred by them in such capacity, except for liability by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties in such capacities. Trustees may consult counsel or other experts concerning the meaning and operation of the Trust Agreement, and may rely upon the books and records of Registrant. Trustees are not liable for errors of judgment, mistakes of fact or law, or for the negligence of other Trustees or Registrant's officers or agents.


-----------------------
* Filed Herewith

        Trustees are not required to give a bond or other security for the performance of their duties. Payments in compromise of any action brought against a Trustee or officer may be paid by Registrant if approved by either a majority of disinterested Trustees or by independent legal counsel. The right of indemnification under the Trust Agreement is not exclusive of any other rights to which the Trustees or officers may be entitled.

        The Trust Agreement also provides that shareholders, upon proper and timely request by such shareholders, shall be indemnified and held harmless by Registrant with respect to actions brought against them in their capacity as shareholders. Also, the Trust Agreement provides that creditors of Registrant may look only to the assets of Registrant for payment; and neither shareholders nor Trustees shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing executed on behalf of Registrant are required to contain a statement to the effect of the foregoing.

        CIGNA Investments, Inc., Registrant and other investment companies managed by CIGNA Investments, Inc., their officers, trustees, directors and employees (the "Insured Parties") are insured under an Investment Management Errors and Omissions Insurance Policy in the amount of $10,000,000 offered by Lloyd's Insurance Company, an affiliate of Lloyd's of London, on a joint policy basis with CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd.

        In addition, Registrant and other investment companies managed by CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd. are insured under a Lloyd's Insurance Company Investment Company Blanket Bond with a stated maximum coverage of $10,000,000. Premiums and policy benefits are allocated among participating companies pursuant to Rule 17g-1(d) under the Investment Company Act of 1940, as amended.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 30.       Business and Other Connections of the Investment Adviser
               --------------------------------------------------------


        CIGNA Investments, Inc. ( "CII") serves as investment adviser to CIGNA Institutional Funds Group and its series of shares and to CIGNA Funds Group and to CIGNA Variable Products Group and their series of shares and to CIGNA High Income Shares (CIGNA Institutional Funds Group, CIGNA Funds Group, CIGNA High Income Shares and CIGNA Variable Products Group known collectively as the "Trusts") and to INA Investment Securities, Inc. ("IIS"); all of which (except for IIS and CIGNA High Income Shares) are open-end investment companies, and certain other companies most of which are affiliated with CIGNA Corporation. For a description of the business of CII, see its most recent Form ADV (File No. 801-18094) filed with the Securities and Exchange Commission. The principal address of each of the foregoing companies is as follows:


               CII - 900 Cottage Grove Road, Bloomfield, Connecticut  06002

               The Trusts and each of their series of shares - 950 Winter Street, Suite 1200, Waltham, Massachusetts 02154

               IIS - 1600 Arch Street, Philadelphia, Pennsylvania  19192

Item 31.       Location of Accounts and Records
               --------------------------------


        All  accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (15 U.S.C. 80a -30(a)) and the Rules (17 CFR 270.31a-1 through 31a-3) promulgated thereunder are maintained by State Street Bank and Trust Company, Boston, Massachusetts. Registrant's corporate records and financial records are maintained at the Registrant's adviser's offices, CIGNA Investments, Inc., 900 Cottage Grove Road, Bloomfield, CT 06002.


Substantial business and other connections of the directors and executive officers of CII during the past two years are listed below:

Names of Officers and Directors           Positions with the Adviser and
   of the Investment Adviser           Other Substantial Business Connections
   -------------------------       --------------------------------------

Harold W. Albert                   Director  and  Counsel,  CII; Director, CIGNA
                                   International  Investment  Advisors,  Ltd.**;
                                   Chief Counsel, CIGNA Investment Management, a
                                   division   of  CIGNA  Corporation*;  Counsel,
                                   CIGNA  Investment  Advisory  Company,  Inc.*;
                                   Director, Senior  Vice  President  and  Chief
                                   Counsel,   CIGNA   Investment  Group,  Inc.*;
                                   Director, Global Portfolio Strategies,  Inc.*


Robert W. Burgess                  Director,   CII   and   CIGNA   International
                                   Investment Advisors, Ltd.**; Chief  Financial
                                   Officer,   CIGNA   Investment  Management,  a
                                   division of CIGNA Corporation*;  Director and
                                   Senior  Vice  President,  CIGNA    Investment
                                   Group,   Inc.*;   Director,  Global Portfolio
                                   Strategies, Inc.*

Thomas C. Jones                    President and Chief Investment Officer, CIGNA
                                   Investment  Management,  a  division of CIGNA
                                   Corporation*; President and Director, CII and
                                   CIGNA  Investment  Group,  Inc.*;  President,
                                   CIGNA  Investment  Advisory  Company,  Inc.*;
                                   Director,   CIGNA  International   Investment
                                   Advisors, Ltd.**,  CIGNA  Financial  Futures,
                                   Inc.* and Global Portfolio Strategies, Inc.*;
                                   Trustee, the Trusts; Director, IIS.


R. Bruce Albro                     Senior  Managing  Director, CII; Director and
                                   Senior  Managing  Director,  CIGNA Investment
                                   Advisory   Company,  Inc.*;  Director, Global
                                   Portfolio  Strategies, Inc.*; Chairman of the
                                   Board,  President  and  Trustee, the  Trusts;
                                   Chairman  of   the   Board,   President   and
                                   Director, IIS.

Mary Louise Casey                  Senior  Managing  Director,  CII  and   CIGNA
                                   Investment Advisory Company, Inc.*

Richard H. Forde                   Senior  Managing  Director,  CII  and   CIGNA
                                   Investment    Advisory    Company,     Inc.*;
                                   President,  Senior  Managing   Director   and
                                   Director,  CIGNA   International   Investment
                                   Advisors,   Ltd.**;  Vice  President,   CIGNA
                                   Institutional Funds Group.

Edward F. Guay                     Senior Managing Director and Chief Economist,
                                   CII;   Senior    Managing   Director,   CIGNA
                                   Investment Advisory Company, Inc.*

Malcolm S. Smith                   Senior Managing  Director,  CII; Director and
                                   Senior Managing  Director,  CIGNA  Investment
                                   Advisory Company, Inc.*

Philip J. Ward                     Senior Managing Director,  CII;  Director and
                                   Senior  Managing  Director,  CIGNA Investment
                                   Advisory Company, Inc.*

J. Robert Andrews                  Managing Director, CII.

Kevin D. Barry                     Managing Director, CII.

Julia B. Bazenas                   Managing Director, CII.

Mark E. Benoit                     Managing Director, CII.

Marguerite A. Boslaugh             Managing Director, CII.

Susan B. Bosworth                  Managing Director, CII.

Thomas J. Bowen                    Managing  Director, CII  and CIGNA Investment
                                   Advisory Company, Inc.*

William C. Carlson                 Managing Director, CII.

Antonio M. Caxide                  Managing Director, CII and CIIA**; previously
                                   Vice President, CII and CIIA.**

Richard H. Chase                   Managing Director, CII.

Rosemary C. Clarke                 Managing  Director,  CII and CIGNA Investment
                                   Advisory Company, Inc.*

James F. Coggins, Jr.              Managing Director, CII.

Dorothy Cunningham                 Managing   Director,  CII;  previously   Vice
                                   President, CII.

Robert F. DeLucia                  Managing Director, CII  and CIGNA  Investment
                                   Advisory  Company,  Inc.*;  Director,  Global
                                   Portfolio Strategies, Inc.*

Mark V. DePucchio                  Managing Director, CII.

Michael Q. Doyle                   Managing Director, CII.

Lawrence A. Drake                  Managing Director,  CII  and CIGNA Investment
                                   Advisory Company, Inc.*

Denise T. Duffee                   Managing Director, CII.

John G. Eisele                     Managing Director, CII.

Robert Fair                        Managing Director, CII.

John P. Feeney                     Managing Director, CII.

Thomas R. Foley                    Managing   Director,   CII;  previously  Vice
                                   President, CII.

Maurice A. Gordon                  Managing  Director,  CII;   previously   Vice
                                   President, CII.

Debra J. Height                    Managing Director, CII and CIAC*;  previously
                                   Vice President, CII and CIAC.*

Chris W. Jacobs                    Managing Director, CII.

David R. Johnson                   Managing Director,  CII  and CIGNA Investment
                                   Advisory Company, Inc.*

Richard H. Kupchunos               Managing Director, CII and  CIGNA  Investment
                                   Advisory Company, Inc.*

James R. Kuzemchak                 Managing Director, CII.

Edward Lewis                       Managing Director, CII.

Timothy J. Lord                    Managing Director, CII.

Thomas P. Mahoney                  Managing Director, CII.

Richard B. McGauley                Managing Director, CII  and  CIGNA Investment
                                   Advisory Company, Inc.*

Bret E. Meck                       Managing Director, CII.

Stephen J. Olstein                 Managing Director, CII.

Stephen A. Osborn                  Managing Director, CII.

Alan C. Petersen                   Managing Director, CII; Vice President, CIGNA
                                   High Income Shares.

Robert E. Peterson                 Managing Director, CII and  CIGNA  Investment
                                   Advisory Company, Inc.*

Anthony J. Pierson                 Managing Director, CII.

Leon Pouncy                        Managing Director, CII.

Donald F. Rieger, Jr.              Managing Director, CII.

Peter F. Roby                      Managing Director, CII.

James H. Rogers                    Managing Director, CII.

Frank Sataline, Jr.                Managing   Director,   CII;   previously Vice
                                   President, CII.

James G. Schelling                 Managing Director, CII.

Linda W. Schumann                  Managing Director, CII.

John A. Shaw                       Managing  Director,  CII;   previously   Vice
                                   President, CII.

Thomas M. Smith                    Managing Director, CII.

Joseph W. Springman                Managing Director, CII and  CIGNA  Investment
                                   Advisory Company, Inc.*

Susan S. Sullivan                  Managing Director, CII.

William A. Taylor                  Managing Director, CII.

George Varga                       Managing Director, CII.

Victor J. Visockis, Jr.            Managing Director, CII.

Deborah B. Wiacek                  Managing  Director,  CII;   previously   Vice
                                   President, CII.

Stephen H. Wilson                  Managing Director, CII.

James A. White                     Senior   Vice   President,  CII   and   CIGNA
                                   Investment Advisory Company, Inc.*

Jean M. Anderson                   Vice President, CII.

Thomas P. Au                       Vice President, CII.

David M. Cass                      Vice  President,  CII;  previously   Counsel,
                                   CIGNA companies.

Rosemary S. Cleaves                Vice President, CII; President and Director,
                                   Global Portfolio Strategies, Inc.*

R. Thomas Clemmenson               Vice President, CII.

Lee P. Crockett                    Vice President, CII.

Michael P. Daly                    Vice President, CII.

Maryanne P. DePreaux               Vice President, CII.

Eric C. DiMiceli                   Vice President, CII.

Kim L. DiPietro                    Vice President, CII.

Celia R. Dondes                    Vice President, CII.

Ronald J. Dupont                   Vice  President,  CII  and  CIGNA  Investment
                                   Advisory Company, Inc.*

Mark W. Everette                   Vice President, CII.

Daniel E. Feder                    Vice President, CII.

Richard L. Fletcher                Vice President, CII.

Jonathan S. Frankel                Vice President, CII.

Ivy B. Freedman                    Vice President, CII.

Keith A. Gollenberg                Vice President, CII.

William J. Grady                   Vice President, CII.

Dennis P. Hannigan                 Vice President, CII.

John Hurley                        Vice President, CII.

Chuel D. Hwang                     Vice President, CII.

William H. Jefferis                Vice president, CII.

Edward B. Johns                    Vice President, CII.

Thomas W. Johnson                  Vice President, CII.

Thomas J. Keene                    Vice President, CII.

Joseph R. Kennedy                  Vice President, CII.

Peter K. Kofoed                    Vice President, CII.

Mark S. Korinek                    Vice President, CII.

James R. Lagasse                   Vice President, CII.

Mary S. Law                        Vice President, CII.

Paul T. Martin                     Vice President, CII.

Daniel McDonough                   Vice President, CII.

Linda L. Morel                     Vice President, CII.

Stephen J. Myott                   Vice President, CII.

Alpha O. Nicholson, III            Vice   President,   CII;    Counsel,    CIGNA
                                   companies.

Ann Marie O'Rourke                 Vice President, CII.

Pamela S. Peck                     Vice President, CII.

Elisabeth A. Perenick              Vice President, CII.

Myrna Phillips                     Vice President, CII.

Scott S. Piccone                   Vice President, CII.

Elisabeth Piker                    Vice President, CII.

Thomas J. Podgorski                Vice President, CII.

Suresh Raghaven                    Vice President, CII.

Michael J. Riccio                  Vice President, CII.

Stephen L. Roberts                 Vice President, CII.

Timothy F. Roberts                 Vice President  and Compliance  Officer, CII;
                                   Vice President, International  Finance/Global
                                   Compliance, CIGNA  Investment  Management,  a
                                   division   of    CIGNA   Corporation*;   Vice
                                   President - Finance  and Compliance  Officer,
                                   CIGNA   International  Investment   Advisors,
                                   Ltd.**; Compliance Officer, CIGNA  Investment
                                   Advisory Company, Inc.*

Alexander Rybchinsky               Vice President, CII.

Annette Sanderson                  Vice President, CII.

John R. Schumann                   Vice President, CII.

Thomas P. Shea, III                Vice President, CII.

Philip Spak                        Vice President, CII.

Carlton C. Taylor                  Vice President, CII.

Patrick H. Thompson                Vice President, CII.

Ruth D. VanWinkle                  Vice President,  CII  and  CIGNA   Investment
                                   Advisory Company, Inc.*


Henry C. Wagner, III               Vice  President,  CII  and  CIGNA  Investment
                                   Advisory Company, Inc.*


Michael J. Walker                  Vice President, CII.


Carey A. White                     Vice President, CII.

William S. Woodsome                Vice President, CII.

Alfred A. Bingham III              Assistant Vice President, CII; Vice President
                                   and Treasurer, the Trusts and IIS.

David C. Kopp                      Secretary,  CII,  CIGNA  Investment  Advisory
                                   Company,     Inc.*,    CIGNA    International
                                   Investment Advisors, Ltd.**, CIGNA Investment
                                   Group, Inc.*,  Global  Portfolio  Strategies,
                                   Inc.* and CIGNA  Financial  Advisors,  Inc.*;
                                   Assistant  General   Counsel  and   Assistant
                                   Corporate   Secretary,   CIGNA  Corporation*;
                                   Corporate Secretary, Connecticut General Life
                                   Insurance    Company*;   Assistant    General
                                   Counsel, CIGNA companies.

Item 32.         Management Services
                 -------------------

        Not Applicable.

Item 33.        Undertakings
                ------------

        (1) Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value declines more than 10% from its net asset value as of the effective date of this Registration Statement, or (b) its net asset value increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.









-----------------------
 * 900 Cottage Grove Road, Bloomfield, CT
** Park House, 16 Finsbury Circus, London, England

        (2)       Not applicable.

        (3)       Not applicable.

        (4)       Not applicable.

        (5)       Registrant further undertakes that:

                  (a) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under such Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

                  (b) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (6)       Not applicable.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N -2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield and State of Connecticut on the 10th day of December, 1997.


                                             CIGNA HIGH INCOME SHARES


                                             By:    /s/ Alfred A. Bingham III
                                                 ------------------------------
                                                 Alfred A. Bingham III
                                                 Vice President and Treasurer



        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N -2 has been signed by the following persons in the capacities and on the dates indicated.



         Signature                                    Title                                  Date
         ---------                                    -----                                  ----



/s/ R. Bruce Albro                          Chairman of the Board of                 December 10, 1997
-------------------------------             Trustees, President and Trustee
R. Bruce Albro*                             (principal executive officer)


/s/ Alfred A. Bingham III                   Vice President and Treasurer             December 10, 1997
-------------------------------             (principal financial and
Alfred A. Bingham III                       accounting officer)


/s/ Hugh R. Beath                           Trustee                                  December 10, 1997
-------------------------------
Hugh R. Beath*


/s/ Russell H. Jones                        Trustee                                  December 10, 1997
-------------------------------
Russell H. Jones*


/S/ Thomas C. Jones                         Trustee                                  December 10, 1997
-------------------------------
Thomas C. Jones*


/s/ Paul J. McDonald                        Trustee                                  December 10, 1997
-------------------------------
Paul J. McDonald*


*By Alfred A.  Bingham III, Attorney -In -Fact

                                    EXHIBITS

                                                   EXHIBIT INDEX

(b)       Exhibits


          d. (iii) Form Of Exercise Form

          d. (iv)  Form Of Notice Of Guaranteed Delivery

          d. (v)   Form Of Nominee Over-subscription Form

          d. (vi) Subscription Rights Agency Agreement Dated As of October 7, 1997 Between Registrant And State Street Bank And Trust Company

          d. (vii) Information Agent Agreement Dated As Of September 22, 1997 Between Registrant And Corporate Investor Communications, Inc.

          e.       Form  Of  Dividend  Reinvestment  Plan  Brochure,   Effective
                   December 31, 1997

          f. (ii)  Modification Agreement  To  Amended  And  Restated  Revolving
                   Credit Agreement Dated As Of March 11, 1994, By And Among Registrant And PNC Bank, National Association

          f. (iii) Modification Agreement To Amended And Restated Revolving Credit Agreement Dated As Of June 28, 1994, By And Among Registrant, Societe Generale And PNC Bank, National Association

          f. (iv) Modification Agreement To Amended And Restated Revolving Credit Agreement Dated As Of June 30, 1994, By And Among Registrant, ociete Generale And PNC Bank, National Association

          f. (v) Modification Agreement To Amended And Restated Revolving Credit Agreement Dated As Of December 1, 1994, By And Among Registrant, Societe Generale And PNC Bank, National Association

          f. (vi) Modification Agreement To Amended And Restated Revolving Credit Agreement Dated As Of December 1, 1994, By And Among Registrant And PNC Bank, National Association

          f. (vii) Second Amended And Restated Revolving Credit Note Dated As Of January 23, 1996, B y Registrant To Pnc Bank, National Association

          f  (viii) Modification  Agreement  To  Amended And  Restated Revolving
                    Credit Agreement Dated As Of January 23, 1996, By And Among Registrant And Pnc Bank, National Association

          f. (ix) Modification Agreement To Amended And Restated Revolving Credit Agreement Dated As Of September 18, 1996, Among Registrant And Pnc Bank, National Association


          k. (ii)   Powers of Attorney


          l.        Opinion And Consent Of Goodwin, Procter & Hoar LLP, Counsel


          n.        Consent of Price Waterhouse LLP, Independent Accountants


          r.        Financial Data Schedule